UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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HEALTHSTREAM, INC.

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HEALTHSTREAM, INC.

209 10TH Avenue South, Suite 450

Nashville, Tennessee 37203

(615) 301-3100

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 26, 2016

Dear Shareholder:

On Thursday, May 26, 2016, HealthStream, Inc. will hold its 2016 Annual Meeting of shareholders at 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203. The meeting will begin at 2:00 p.m., Central Daylight Time. Directions to the meeting are provided on the back page of the proxy statement.

We welcome shareholders that owned our common stock at the close of business on April 1, 2016 to vote at this meeting. At the meeting, we will consider the following proposals:

1.	to elect the four (4) persons nominated by the Board of Directors identified in this proxy statement as Class I directors to hold office for a term of three (3) years and until their respective successors have been duly elected and qualified;

2.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	to hold an advisory vote on compensation of the Company’s named executive officers as described in the Company’s proxy statement that accompanies this notice;

4.	to approve the 2016 Omnibus Incentive Plan; and

5.	to transact such other business as may properly come before the meeting.

In reliance on SEC rules which allow issuers to make proxy materials available to shareholders on the Internet, we are mailing our shareholders a notice instead of paper copies of our proxy statement and our annual report. The notice contains instructions on how to access those documents on the Internet. The notice also contains instructions on how shareholders can receive a paper copy of our proxy materials, including the proxy statement, our 2015 annual report and a form of proxy card.

Whether or not you plan to attend the meeting, we request that you vote as soon as possible.

By the Order of the Board of Directors,

Nashville, Tennessee	Robert A. Frist, Jr.
April 14, 2016	Chief Executive Officer

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on May 26, 2016: The Company’s Proxy Statement, Proxy Card and 2015 Annual Report to Shareholders are available to registered and beneficial shareholders at http://www.edocumentview.com/HSTM.

These materials were made available to shareholders on April 14, 2016.

What is the Purpose of the Annual Meeting?

At HealthStream’s Annual Meeting, shareholders will act upon (i) the election of four (4) persons nominated by the Board of Directors (the “Board”) and identified in this proxy statement as Class I directors, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers under applicable SEC rules (the “Named Executive Officers”) as described in this proxy statement, (iv) the approval of the 2016 Omnibus Incentive Plan; and (v) any other matters that may properly come before the meeting. In addition, our management will respond to questions from shareholders. The Annual Meeting will be held on May 26, 2016 at the Company’s offices located at 209 10th Ave. South, Suite 450, Nashville, TN 37203. The meeting will begin at 2:00 p.m., Central Daylight Time. Directions to the Annual Meeting are provided on the back page of the proxy statement.

What are the Board’s Recommendations?

Our Board recommends that you vote:

•	FOR the election of each of the nominees set forth in this proxy statement to serve as Class I directors on our Board;

•	FOR the ratification of the appointment of Ernst & Young LLP;

•	FOR the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement; and

•	FOR the approval of the 2016 Omnibus Incentive Plan as described in this proxy statement.

What Happens if I Do Not Give Specific Voting Instructions?

Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•	Sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, see below under “How do I Vote My Shares if They are Held in the Name of My Broker (Street Name)” for information regarding the impact of not providing such voting instructions.

Who May Attend the Annual Meeting?

Shareholders of record on April 1, 2016 may attend the meeting. “Street name” holders will need to bring a copy of a brokerage statement reflecting their ownership of our common stock as of the record date. Cameras and recording devices are not permitted at the meeting.

Who is Entitled to Vote at the Annual Meeting?

The Board has fixed the close of business on Friday, April 1, 2016 as the record date. Shareholders of record of our common stock at the close of business on April 1, 2016 may vote at this meeting.

As of the record date, there were 31,724,024 shares of our voting common stock outstanding. These shares were held by approximately 8,067 holders. Every shareholder is entitled to one vote for each share of common stock the shareholder held of record on the record date.

Who is Soliciting My Vote?

This proxy solicitation is being made and paid for by HealthStream. In addition, we have retained ComputerShare, Georgeson Shareholder and Corporate Election Services to assist in the solicitation. We will pay these entities an aggregate of approximately $2,500 plus out-of-pocket expenses for their assistance. Our directors, officers and other employees not specially employed for this purpose may also solicit proxies by personal interview, mail, telephone or facsimile. They will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of the common stock that the brokers and fiduciaries hold of record. We will reimburse them for their reasonable out-of-pocket expenses.

On What Matters May I Vote?

You may vote on (i) the election of the four (4) persons nominated by the Board and identified in this proxy statement to serve as Class I directors of our Board, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement, (iv) the approval of the 2016 Omnibus Incentive Plan, and (v) any other matters that may properly come before the meeting. In addition, our management will respond to questions from shareholders.

Why Did I Receive a One-Page Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

I Share an Address With Another Shareholder, and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain an Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding” in accordance with SEC rules. Under this procedure, the Company is delivering a single copy of the Notice and, if requested, this proxy statement and the Annual Report to multiple shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice and, if requested, this proxy statement and the Annual Report to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if requested, this proxy statement or the Annual Report, shareholders may write or call the Company at the following address and telephone number:

HealthStream, Inc.

Investor Relations Department

209 10th Avenue South

Suite 450

Nashville, Tennessee 37203

Telephone Number: (800) 845-1579

How Do I Vote?

Your vote is important. Whether or not you plan to attend the meeting in person, we urge you to submit your voting instructions to the Company as soon as possible by voting (1) via the Internet by following the instructions provided in the Notice, (2) by mail, if you requested printed copies of the proxy materials, by filling out the vote instruction form and sending it back in the envelope provided, (3) by telephone, if you requested printed copies of the proxy materials, by calling the toll free number found on the proxy card or (4) in person at the meeting. If you requested printed copies of the proxy materials, and properly sign and return your proxy card and return it in the prepaid envelope, your shares will be voted as you direct. If you requested printed copies of the proxy materials, and return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the proposals. You have the right to revoke your proxy at any time before the meeting by:

•	notifying our Vice President and General Counsel, Michael Collier, at 209 10th Avenue South, Suite 450, Nashville, TN 37203;

•	voting in person; or

•	duly submitting a proxy bearing a later date.

The deadline for shareholders of record to submit voting instructions by telephone or the Internet is 11:59 p.m., Eastern Daylight Savings Time, on Wednesday, May 25, 2016.

If your shares are held by your broker, often referred to as in “street name,” your broker, bank, trustee or other nominee will provide you with materials and instructions for voting your shares, which may allow you to use the internet or a toll-free telephone number to vote your shares. The deadline for “street name” holders to submit voting instructions by telephone or the Internet is 11:59 p.m., Eastern Daylight Savings Time, on Wednesday, May 25, 2016.

How Can I Get Electronic Access to the Proxy Materials?

The Notice will provide you with instructions regarding how to:

•	View on the Internet the Company’s proxy materials for the Annual Meeting; and

•	Instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available on the Company’s website at www.healthstream.com.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

How Will Voting on Any Other Business be Conducted?

We do not know of any business to be considered at the 2016 Annual Meeting other than (i) the election of four (4) persons nominated by the Board and identified in this proxy statement as Class I directors, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement, and (iv) the approval of the 2016 Omnibus Incentive Plan. Our Bylaws require shareholders of the Company to give advance notice of any proposal intended to be presented at any annual meeting. The deadline for this notice for the 2016 Annual Meeting has passed, and we did not receive any such notice made in compliance with our Bylaws. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to Robert A. Frist, Jr., our Chief Executive Officer, and Gerard M. Hayden, Jr., our Chief Financial Officer, or either of them, to vote on such matters at their discretion.

In addition, our management will respond to questions from shareholders at the 2016 Annual Meeting.

What is a “Quorum”?

A “quorum” is a majority of our outstanding shares of common stock. The shares may be present at the meeting or represented by proxy. There must be a quorum for business to be conducted at the meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What Vote is Required to Approve Each Item?

Each of the director nominees must receive affirmative votes from a plurality of the shares voting to be elected.

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 will be approved if the number of shares of Company common stock cast “FOR” such proposal exceed the number of shares of Company common stock cast “AGAINST” such proposal.

The approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement will be approved if the number of shares of Company common stock voted “FOR” such proposal exceeds the number of shares of Company common stock voted “AGAINST” such proposal.

The approval of the 2016 Omnibus Incentive Plan will be approved if the number of shares of Company common stock voted “FOR” such proposal exceed the number of shares of Company common stock cast “AGAINST” such proposal.

What are My Voting Options on the Proposals?

With respect to Proposal 1, you have three choices. You may:

•	Vote for all of the nominees set forth in this proxy statement to serve as Class I directors of the Board;

•	Withhold your vote for all of the nominees set forth in this proxy statement to serve as Class I directors on our Board; or

•	Vote for all of such nominees except those nominees you specifically identify in respect of which you elect to withhold your vote.

With respect to Proposals 2, 3 and 4, you may vote FOR the proposal, AGAINST the proposal or you may elect to ABSTAIN from voting.

What is the Effect of Abstentions?

If you attend the meeting or send in your signed proxy card but abstain from voting on the proposals, you will be counted for purposes of determining whether a quorum exists. So long as a quorum is present, abstaining from any of the matters being voted on at the 2016 Annual Meeting will have no effect on whether any such matter is approved.

How do I Vote My Shares if They are Held in the Name Of My Broker (Street Name)?

If your shares are held in the name of your broker, bank or other nominee, often referred to as in “street name,” you will receive a form from your broker, bank or other nominee seeking instruction as to how your shares should be voted. New York Stock Exchange (“NYSE”) Rule 452 (“Rule 452”) provides that brokers, banks and other nominees may not exercise their voting discretion on specified non-routine matters without receiving instructions from the beneficial owner of the shares. Because Rule 452 applies specifically to securities brokers, virtually all of whom are governed by NYSE rules, Rule 452 applies to all companies listed on a national stock exchange including companies (such as the Company) listed on the NASDAQ Stock Market. Therefore, if you do not issue instructions to your broker, bank or other nominee, your broker, bank or other nominee will not be allowed to exercise his or her voting discretion on proposal one, the election of directors, proposal three, the non-binding advisory vote on executive compensation, or proposal four, approval of the 2016 Omnibus Incentive Plan, and will return a proxy card with no vote (the “non-vote”) on those proposals. Broker non-votes will be counted for the purpose of determining the presence of a quorum, but will not impact the outcome of proposals one, three or four. For proposal two, the ratification of the independent registered public accounting firm, absent receiving instructions from you, your broker may vote your shares at his or her discretion on your behalf.

What is the Effect of a Broker Non-Vote?

So long as a quorum is present, a broker non-vote will have no effect on whether proposals one, three or four are approved.

Can I Change My Vote?

If you are a shareholder of record, you may revoke your proxy by doing one of the following:

•	If you requested printed copies of the proxy materials, by sending a written notice of revocation to the Secretary of the Company that must be received prior to the Annual Meeting, stating that you revoke your proxy;

•	If you requested printed copies of the proxy materials, by signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card;

•	If you requested printed copies of the proxy materials and voted by telephone, by calling the toll free number found on the proxy card and submitting another vote by telephone;

•	If you previously voted by internet pursuant to instructions set forth in the Notice, by submitting another vote over the internet pursuant to such instructions; or

•	By attending the Annual Meeting and voting your shares in person before your proxy is exercised at the Annual Meeting.

If you hold your shares in “street name”, your broker, bank or other nominee will provide you with instructions on how to revoke your proxy.

Who Will Count the Votes?

A representative of our transfer agent, ComputerShare, Canton, Massachusetts, will count the votes.

Where Can I Find the Voting Results?

We will announce the voting results at the Annual Meeting. We also will report the voting results on Form 8-K, which we expect to file with the Securities and Exchange Commission, or the SEC, within four business days following the meeting.

When are Shareholder Proposals Due in Order to be Included in Our Proxy Statement for the 2017 Annual Meeting?

Any shareholder proposals to be considered for inclusion in next year’s proxy statement under Exchange Act Rule 14a-8 must be submitted in writing to Secretary, HealthStream, Inc., 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203, prior to the close of business on December 15, 2016 and otherwise comply with the requirements of Rule 14a-8.

What is the Deadline for Submitting Other Business or Nominations for the 2017 Annual Meeting?

If you bring business before the 2017 annual meeting which is not the subject of a proposal for inclusion in the proxy statement under Rule 14a-8, or if you want to submit a director nomination, our Bylaws require that you deliver notice in proper written form to our Secretary by February 25, 2017, but not before January 26, 2017 (or, if the 2017 annual meeting is called for a date not within 30 days of May 26, 2017, the notice must be received not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if the first public disclosure of the date of such annual meeting is less than 100 days prior to such annual meeting, the 10th day following the day on which public disclosure of the date of the annual meeting is first made). If such notice is provided, a nominating shareholder must provide the information required by our Bylaws, including information regarding the nominating shareholder and affiliated persons, and otherwise comply with the terms of our Bylaws. In addition, if such notice is in relation to a proposed director nominee, the notice must include certain biographical information regarding the proposed nominee, a completed written questionnaire with respect to such proposed nominee regarding the background and qualifications of the proposed nominee (which questionnaire will be provided by the Secretary of the Company upon request), the proposed nominee’s written consent to nomination and the additional information set forth in our Bylaws.

Who Should I Contact if I Have Questions?

If you have any questions about the Annual Meeting or these proxy materials, please contact Michael Collier, our Vice President and General Counsel, or Mollie Condra, our Vice President of Communications, Research and Investor Relations, at 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203, (615) 301-3100. If you are a registered shareholder and have any questions about your ownership of our common stock, please contact our transfer agent, ComputerShare, at 250 Royall Street, Canton, Massachusetts 02021 and (800) 962-4284. If your shares are held in a brokerage account, please contact your broker.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

You can access our Corporate Governance Principles, current committee charters, Lead Independent Director charter, Code of Conduct, Code of Ethics for executive officers and directors and other corporate governance-related information on our website, www.healthstream.com (under the “Corporate Governance” section of the Investors page), or by addressing a written request to HealthStream, Inc., Attention: Secretary, 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203.

We believe that effective corporate governance is important to our long-term success and our ability to create value for our shareholders. With leadership from our Nominating and Corporate Governance Committee, our Board regularly evaluates regulatory developments and trends in corporate governance to determine whether our policies and practices in this area should be enhanced. The Nominating and Corporate Governance Committee also administers an annual skills assessment process as well as an annual self and peer evaluation process for the Board. In addition, our directors are encouraged to attend director education programs.

Directors

The Board is divided into three classes (Class I, Class II and Class III). At each annual meeting of shareholders, directors constituting one class are elected for a three-year term. Directors who were elected by the Board to fill a vacancy in a class whose term expires in a later year are elected for a term equal to the remaining term for their respective class. The Fourth Amended and Restated Charter of the Company provides that each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The Board currently consists of ten members, of whom Mr. Dent, Mr. Polley, Dr. Stead and Ms. Tate are standing for re-election as Class I Directors as set forth under “Proposal One – Election of Directors.”

The names and certain information about members of the Board are set forth below.

Name	Age	Positions with the Company	Director Since	Class and Year in Which Term Will Expire
Robert A. Frist, Jr.	49	Chief Executive Officer, President, and Chairman of the Board	1990	Class III, 2018
Thompson S. Dent	66	Director	1995	Class I, 2016
Frank Gordon	53	Director	2002	Class III, 2018
C. Martin Harris, M.D.	59	Director	2010	Class III, 2018
Jeffrey L. McLaren	49	Director	1990	Class II, 2017
Dale Polley	66	Director	2006	Class I, 2016
Linda Rebrovick	60	Director	2001	Class II, 2017
Michael Shmerling	60	Director	2005	Class II, 2017
William W. Stead, M.D.	67	Director	1998	Class I, 2016
Deborah Taylor Tate	59	Director	2010	Class I, 2016

Robert A. Frist, Jr., one of our co-founders, has served as our Chief Executive Officer and Chairman of the Board since 1990. Mr. Frist graduated with a Bachelor of Science in business with concentrations in finance, economics and marketing from Trinity University.

The Company believes that Mr. Frist’s experience managing the day-to-day operations of the Company’s business, along with his active involvement with the Company since its inception and a comprehensive understanding of the Company’s mission, give him the qualifications and skills to serve as a director.

Thompson S. Dent is the Chief Executive Officer and Chairman of the Board of Directors of Urgent Team, LLC, an independent operator of urgent care centers. Mr. Dent is also the co-founder and Chairman of Re:Cognition Health, Ltd. London, England, a Centre of Excellence for neurological problems and with specific expertise in all causes of memory problems and cognitive impairment. He served as executive chairman and chief executive officer of MedTel International Corporation, an international diagnostic imaging company based in Nashville, TN, from 2004 to 2008. Mr. Dent holds a Masters in Healthcare Administration from The George Washington University and a Bachelor’s degree in Business from Mississippi State University. He has served as our lead Independent Director since December 15, 2014.

The Company believes that Mr. Dent’s more than thirty-five years of healthcare services industry expertise, including service on numerous healthcare company boards and committees, give him the qualifications and skills to serve as a director.

Frank Gordon has served as managing partner of Crofton Capital LLP, a private equity fund since 2002. Mr. Gordon currently serves on the board of directors of a number of non-profit organizations. Mr. Gordon earned a Bachelor of Science from the University of Texas in Austin and a Masters in Business Administration from Georgia State University.

The Company believes that Mr. Gordon’s extensive healthcare business experience including, but not limited to, service as a director, in a management capacity and as an investor, with both start-up and well established companies, gives him the qualifications and skills to serve as a director.

C. Martin Harris, M.D. has been the chief information officer of Cleveland Clinic Foundation in Cleveland, Ohio and also serves as a staff physician for Cleveland Clinic Hospital, since June 1996. Dr. Harris received his undergraduate and medical degrees from the University of Pennsylvania. He also holds a Master’s degree in Business Administration in Healthcare Management from The Wharton School of the University of Pennsylvania. Dr. Harris is a Director for Invacare Corporation (NYSE: IVC), a publicly registered leader of home and long-term care medical products, and for Thermo Fisher Scientific (NYSE: TMO), a publicly registered precision healthcare equipment company.

The Company believes that Dr. Harris’ healthcare and business expertise, including his leadership in healthcare information technology, give him the qualifications and skills to serve as a director.

Jeffrey L. McLaren is the founder and chief executive officer of Medaxion, Inc., a provider of mobile anesthesia information solutions. Mr. McLaren served as the chief executive officer of SaferSleep, LLC, a provider of anesthesia information management systems from 2004 to 2007. He served as the chief executive officer of Southern Genesis, LLC, a management consulting company from 2003 to 2010. Mr. McLaren, one of our co-founders, served as our President from 1990 to 2000 and as our Chief Product Officer from 1999 to 2000. Mr. McLaren graduated from Trinity University with a Bachelor of Arts in both business and philosophy.

The Company believes that Mr. McLaren’s extensive healthcare business expertise, along with his intimate knowledge of the Company’s operations, give him the qualifications and skills to serve as a director.

Dale Polley retired as a vice chairman and member of the board of directors of First American Corporation and First American National Bank in 2000. In the nine years preceding these positions, Mr. Polley served in various executive management positions at First American, which included serving as its president from 1997 to 1999. Mr. Polley serves on the board of directors of CapStar Bank, a privately held financial institution, headquartered in Nashville, Tennessee, as well as several non-profit organizations. Mr. Polley served as a director for Pinnacle Financial Partners, Inc., (NASDAQ: PNFP) a public registered financial institution, from 2000 to 2011 and for O’Charley’s, Inc., a publicly registered restaurant company from 2001 until its sale in 2012. Mr. Polley served as a director for the Federal Reserve Bank of Atlanta, Nashville branch, from 1995 to 2001. Mr. Polley earned a Bachelor of Business Administration in accounting from Memphis State University.

The Company believes that Mr. Polley’s financial and business expertise, as well as a diversified background of service as a director on the boards of several other public companies, give him the qualifications and skills to serve as a director.

Linda Eskind Rebrovick is a Senior Client Partner, and co-Leader, Healthcare Practice, Morgan Samuels, and is responsible for executive and director retained search for public and private companies. She serves on the Board of Directors of Consensus Point and Tribridge Enterprises, and the advisory board of Western Express, Inc.

Prior to joining Morgan Samuels in February 2015, Ms. Rebrovick was a candidate in 2015 for the office of Mayor, Metropolitan Nashville and Davidson County Government, and was CEO of Consensus Point, a global provider of innovative prediction market research technology solutions, from 2009 to 2014.

As Vice President, Dell Healthcare, and EVP, Managing Partner, Healthcare, KPMG Consulting, she was responsible for full-service business consulting, including process improvement, organizational analysis, and implementation of healthcare technology solutions. As the Chief Marketing Officer, BearingPoint, Inc., she led the global marketing organization and managed the successful rebranding of the global consulting business in 40 countries. She began her career with IBM as a Marketing Representative, Marketing Manager, and Business Unit Executive.

Ms. Rebrovick holds a BS in Marketing from Auburn University and was selected as one of their Top 400 Women Graduates of the past 100 years. She serves as co-chair and cofounder, Women Corporate Directors, Tennessee; board member, the Nashville Entrepreneur Center; trustee of the board, Leadership Nashville, and she previously served as board chair, Nashville Technology Council.

The Company believes that Ms. Rebrovick’s public and private company board and executive experience, technology, market research and sales expertise, and background as a healthcare executive with global management technology and consulting companies, give her the qualifications and skills to serve as a director.

Michael Shmerling is chairman of XMi Holdings, a diversified private investment firm. Mr. Shmerling formerly served as the chief operating officer, executive vice president and board member of Kroll, Inc. and subsequently served as a senior advisor to Marsh Inc. Mr. Shmerling serves on the board of directors of Renasant Corporations (NASDAQ:RNST), the publicly registered parent of the financial institution Renasant Bank, as well as several non-profit organizations. Mr. Shmerling received a Bachelor of Accountancy from the University of Oklahoma. He is a licensed CPA (currently inactive).

The Company believes that Mr. Shmerling’s financial and business expertise, including a diversified background of managing and directing a variety of public and private companies, give him the qualifications and skills to serve as a director.

William W. Stead, M.D. has been associate vice chancellor for health affairs of Vanderbilt University Medical Center since 1991, serving as chief information officer from 1991 to 2013, and as chief strategy officer since 2009. He is a founding fellow of the American College of Medical Informatics and the American Institute for Engineering in Biology and Medicine and a member of the Institute of Medicine of the National Academies. He served as a presidential appointee to the Systemic Interoperability Commission. He is past chairman, Board of Regents, National Library of Medicine, and past president of the American College of Medical Informatics. Dr. Stead earned a Bachelor of Arts in chemistry and an M.D. from Duke University.

The Company believes that Dr. Stead’s service as chief strategy officer for Vanderbilt University Medical Center, plus memberships in organizations devoted to the study of medical information, give him the qualifications and skills to serve as a director.

Deborah Taylor Tate currently serves as the Director of the Administrative Office of the Courts for the State of Tennessee and a member of the American Judges Association and the Conference of State Court Administrators. She is a licensed attorney and Rule 31 mediator, who, in addition to her presently held office, also serves as Distinguished Scholar at the Free State Foundation, and Adjunct Lecturer at Vanderbilt School of Nursing. She also currently serves as vice-chairman of the executive committee for the Minority Media and Telecommunications Council. She was twice-nominated to the Federal Communications Commission (FCC) by President George W. Bush and unanimously confirmed by the U.S. Senate in 2005. She served as Commissioner of the FCC from 2006 to 2009, serving as chair of two Federal Joint Boards regarding advanced telecommunications services. At the time of her presidential appointment, Ms. Tate was serving as the chairman and director of the Tennessee Regulatory Authority. Her previous state positions also include serving as executive director of the Health Facilities Commission and as senior staff for then-Governor, Senator Lamar Alexander and a Senior policy advisor to Governor Don Sundquist. In addition, she was director of the State and Local Policy Center at Vanderbilt University Institute for Public Policy Studies. She served as chairman of the board of directors for Centerstone, Inc., the largest not-for-profit community mental health provider in the U.S., and presently serves on the national board of directors for the Centerstone Research Institute, the leading infomatics, analytics and clinical research provider for behavioral healthcare. Ms. Tate also serves as the Judiciary appointee to numerous state boards and commissions, including the Tennessee Consolidated Retirement System board. Ms. Tate received both her undergraduate degree and Juris Doctorate (J.D.) from the University of Tennessee, and also attended Vanderbilt Law School.

The Company believes that Ms. Tate’s extensive background in various legal, leadership and policymaking roles with both healthcare companies as well as state and federal regulatory agencies gives her the qualifications and skills to serve as a director.

Board Meetings and Committees

Our business is managed under the direction of our Board. Our Board is responsible for establishing our corporate policies and strategic objectives, reviewing our overall performance and overseeing management’s performance. The Board delegates the conduct of the business to our senior management team. Directors have regular access to senior management. They may also seek independent, outside advice. The Board oversees all major decisions to be made by the Company. The Board holds regular quarterly meetings, an annual strategic planning meeting, and meets on other occasions when required by special circumstances. The Board operates pursuant to our Corporate Governance Principles, a copy of which may be accessed in the “Corporate Governance” section of the Investors page of our website at www.healthstream.com.

During 2015, our Board held six meetings, the Audit Committee held nine meetings, the Compensation Committee held five meetings and the Nominating and Corporate Governance Committee held five meetings. Each director attended at least 75 percent of the 2015 meetings of the Board and the Board committees on which such director served. On a collective basis, the directors attended approximately 98 percent of the meetings of the Board and the Board committees on which such directors served. Our Board has adopted a policy strongly encouraging all of our directors to attend the annual meeting of shareholders. Eight directors attended the annual meeting of shareholders in May 2015.

Each of our directors also devotes his or her time and attention to the Board’s standing committees. The Board has established three standing committees consistent with the rules of the Nasdaq Stock Market so that certain areas can be addressed in more depth than may be possible at a full Board meeting. Ad hoc task forces may also be formed from time to time to consider acquisitions or other strategic issues. Each standing committee has a written charter that has been approved by the committee and the Board and that is reviewed at least annually. The committees, their primary functions and memberships are as follows:

Audit Committee. The Audit Committee’s primary duties and responsibilities are oversight of the integrity of HealthStream’s financial reporting process; oversight of our system of internal controls regarding finance, accounting and legal compliance; oversight of the process utilized by management for identifying, evaluating and mitigating various risks inherent in the Company’s business; selecting and evaluating the qualification, independence and performance of our independent registered public accounting firm; monitoring compliance with the Company’s Code of Ethics for executive officers and directors and Code of Conduct; monitoring the reporting hotline; and providing an avenue of communication among the independent registered public accounting firm, management and the Board.

The Audit Committee operates pursuant to the terms of a Restated Audit Committee Charter, a copy of which may be accessed in the “Corporate Governance” section of the Investors page of our website at www.healthstream.com. During 2015, the members of the Audit Committee were Dale Polley (chair), Michael Shmerling, and C. Martin Harris, M.D. See “Audit Committee Report for 2015.”

The Board has determined that all members of the Audit Committee are financially literate under the current listing standards of the NASDAQ and are independent within the meaning of the listing standards of NASDAQ and Rule 10A-3 of the Securities Exchange Act. The Board also determined that Dale Polley and Michael Shmerling each qualify as an “Audit Committee Financial Expert” as defined by the regulations of the SEC adopted pursuant to the Sarbanes-Oxley Act of 2002.

Compensation Committee. The Compensation Committee has responsibility for reviewing and approving the salaries, bonuses, and other compensation and benefits of our executive officers; evaluating the performance of the Chief Executive Officer; establishing and reviewing Board compensation; reviewing and advising management regarding benefits and other terms and conditions of compensation of management; reviewing the Compensation Discussion and Analysis section of this proxy statement; issuing the Compensation Committee report included in this proxy statement; and administering the Company’s 2000 Stock Incentive Plan (the “2000 Plan”) and the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) and any other incentive plans for our Named Executive Officers (including the 2016 Omnibus Incentive Plan, if such plan is approved by our shareholders at this Annual Meeting). The Compensation Committee operates pursuant to the terms of a Compensation Committee Charter, a copy of which may be accessed in the “Corporate Governance” section of the Investors page of our website at www.healthstream.com. Members of the Compensation Committee during 2015 included Frank Gordon (chair), Linda Rebrovick, and Jeffrey McLaren, each of whom is independent within the meaning of the listing standards of NASDAQ. See “Compensation Committee Report for 2015.”

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee provides assistance to the Board in identifying and recommending individuals qualified to serve as directors of the Company, reviews the composition of the Board, reviews and recommends corporate governance policies for the Company, reviews the management succession plan of the Company and annually evaluates the skills and performance of the Board. The Nominating and Corporate Governance Committee operates pursuant to the terms of a Nominating and Corporate Governance Committee Charter, a copy of which may be accessed in the “Corporate Governance” section of the Investors page of our website at www.healthstream.com. Members of the Nominating and Corporate Governance Committee during 2015 included Thompson Dent (chair), William W. Stead, M.D., and Deborah Taylor Tate, each of whom is independent within the meaning of the listing standards of NASDAQ.

Our Chairman and Chief Executive Officer proposes the agenda for the Board meetings and presents the agenda to the Nominating and Corporate Governance Committee, which reviews the agenda with our Lead Independent Chairman and our Chairman and may raise other matters to be included in the agenda or at the meetings. All directors receive the agenda and supporting information in advance of the meetings. Directors may raise other matters to be included in the agenda or at the meetings. Our Chairman and Chief Executive Officer and other members of senior management make presentations to the Board at the meetings and a substantial portion of the meeting time is devoted to the Board’s discussion of and questions regarding these presentations.

Executive Sessions

The independent directors meet in executive session (i.e. with no members of management present) periodically, in at least two regularly scheduled meetings each year. The Lead Independent Director, or his or her designee, presides at these meetings.

Independent Directors

The Board has determined that Thompson S. Dent, Frank Gordon, C. Martin Harris, M.D., Jeffrey L. McLaren, Dale Polley, Linda Rebrovick, Michael Shmerling, William W. Stead, and Deborah Taylor Tate do not have any relationship that, in the opinion of the Board, would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director and that such directors are “independent” under the listing standards of NASDAQ. In addition, all of the standing committees of the Board are comprised solely of independent directors as set forth above. Robert Frist, Jr., our Chief Executive Officer and President, is not independent under the NASDAQ listing standards.

In making its independence determinations, the Board considered the following ordinary course, non-preferential relationships that existed during the preceding three years with HealthStream and determined that none of the relationships constituted a material relationship between the director and the Company:

HealthStream in the ordinary course of business has certain vendor agreements and a reseller and distributor agreement with entities where some of our directors serve as executive officers or board members (Dr. Harris, Dr. Stead, and Mr. Dent with regard to vendor agreement, and Ms. Rebrovick with regard to a reseller and distributor agreement). In each case, the Company considered the types and amounts of commercial dealings between the Company and the organizations with which the directors are affiliated in connection with reaching its conclusion that none of these relationships constituted a material relationship involving the director and the Company.

Skills Assessment and Board Evaluation Process

The Nominating and Corporate Governance Committee is responsible for assessing the Board’s skills, evaluating director performance and providing feedback to directors for performance improvement. Further, the Nominating and Corporate Governance Committee annually assesses the skills required of the Board to support appropriate governance and corporate oversight. In connection with these responsibilities, the Nominating and Corporate Governance Committee annually conducts a board skills assessment as well as self and peer evaluations for the full Board. The Board evaluation process includes self and peer reviews, suggestions for individual improvement, and year to year comparison and trend analysis for both individual directors and the Board on a composite basis. The Board annually reviews the results to improve effectiveness of the Board as a whole. The skills assessment and Board evaluation processes are used to determine skill requirements for new director nominations, assess committee assignments, review the qualifications of incumbent directors to determine whether to recommend them to the Board as nominees for re-election and to facilitate improvement of the effectiveness of the Board.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company, the membership of the Board and the background and knowledge of the Chief Executive Officer. The Board has determined that having the Company’s current Chief Executive Officer serve as Chairman is in the best interest of the Company’s shareholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, and also facilitates effective communication between the Company’s management and the Board. The Board also believes that, in light of the combined role of the Chairman and CEO at the Company, the appointment by the Board of a strong Lead Independent Director with clearly defined roles and responsibilities may benefit the Company and its investors.

Robert A. Frist, Jr., our Chief Executive Officer, currently serves as Chairman of the Board. The Board believes that Mr. Frist is best situated to serve as Chairman of the Board because of his extensive knowledge of our business and industry. The Board also believes that having the Chief Executive Officer serve as Chairman of the Board provides an efficient and effective leadership model for us by fostering clear accountability, effective decision making, and alignment of corporate strategy. The Board believes that its current management structure, together with the Lead Independent Director having the duties described below, is in the best interests of shareholders and strikes an appropriate balance for the Company.

Thompson S. Dent serves as Lead Independent Director—a position that, at HealthStream, entails significant responsibility for independent Board leadership as noted in more detail below. During his tenure as a director, Mr. Dent has demonstrated strong leadership skills and independent thinking as well as a deep understanding of the Company’s business.

Lead Independent Director

The position of Lead Independent Director at HealthStream comes with a clear mandate and significant authority and responsibilities under a Board-approved charter. These responsibilities and authority include the following:

•	presiding at all meetings of the Board at which the Chairman and Chief Executive Officer is not present, including executive sessions of the independent Directors;

•	having the authority to call meetings of the independent Directors;

•	serving as a liaison between the independent Directors and the Chairman and Chief Executive Officer;

•	approving, in consultation with the Chairman and Chief Executive Officer, meeting agenda for the Board;

•	approving the type of information sent to the Board;

•	facilitating the Board’s approval of the number and frequency of Board meetings, and approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	being regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries, when appropriate; and

•	being available to meet with major shareholders, upon their reasonable request, to receive input and ensure that such input is communicated to the independent directors and, as appropriate, management.

The Charter of the Lead Independent Director can be found on our website at www.healthstream.com (under the “Corporate Governance” section of the Investors page).

Risk Oversight

The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making. The Board has designated the Audit Committee to take the lead in overseeing risk management, and the Audit Committee makes periodic reports to the Board regarding briefings and reports provided by management and advisors as well as the Audit Committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes. In addition, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company. Additionally, on an annual basis the Nominating Governance Committee reviews and recommends an Incident Response Policy for the Board’s approval. The Incident Response Policy is intended to categorize certain risk scenarios, designate members of senior management charged with addressing them, and provide for escalation of certain risk events from management to the appropriate Board Committee or the Board as a whole.

In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. In this regard, the Compensation Committee considers the risks that may be implicated by our executive compensation programs. Based upon the comprehensive review of the executive compensation programs, the Compensation Committee has concluded that the Company’s executive compensation programs are not reasonably likely to have a material adverse effect on the Company as a whole.

Nominating Committee Process and Board Diversity

The Nominating and Corporate Governance Committee is responsible for identifying qualified individuals to serve as members of the company’s Board as well as reviewing the qualifications and performance of incumbent directors to determine whether to recommend them to the Board as nominees for re-election. In identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include (a) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), and local or community ties and (b) appropriate qualifications on an individual level, including strength of character, mature judgment, time availability, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which the candidate would fill a present need on the Board. With respect to new candidates for Board service, a full evaluation generally also includes a detailed background check.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s business.

The Nominating and Corporate Governance Committee will consider nominees for the Board recommended by shareholders. Shareholders may propose nominees for consideration by the Nominating and Corporate Governance Committee by submitting the names and supporting information to: Secretary, HealthStream, Inc., 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203. The Nominating and Corporate Governance Committee will only consider candidates who are recommended by shareholders in accordance with the procedures set forth above under “What is the Deadline for Submitting Other Business or Nominations for the 2017 Annual Meeting?”

Limitations on Other Board Service

Our Code of Conduct and Governance Principles provide that a director may not serve on more than two other public company boards without Board approval. Otherwise, we do not believe that our directors should be categorically prohibited from serving on boards and/or board committees of other organizations. Service on boards and/or committees of other organizations must also be consistent with our conflict of interest policy, as set forth in our Code of Conduct and Code of Ethics for executive officers and directors, which, among other things, require a director to provide notice to the Board of his or her acceptance of a nomination to serve on the board of another public company.

Communication with the Board

Shareholders may communicate with any of the Company’s directors by writing to them c/o HealthStream, Inc., 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203. Shareholders may also communicate with our directors by sending an email to boardofdirectors@healthstream.com. Shareholders may communicate with the chair of any committee by sending an email to auditchair@healthstream.com (Audit Committee), nomgovchair@healthstream.com (Nominating and Corporate Governance Committee) or compchair@healthstream.com (Compensation Committee), or with our outside directors as a group by sending an email to outsidedirectors@healthstream.com. Shareholders may also communicate with the Lead Independent Director by sending an email to LID@healthstream.com. Our Compliance Officer, Michael M. Collier, reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Compliance Officer, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Concerns relating to accounting, financial reporting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee and handled in accordance with procedures established by the Audit Committee. Concerns relating to the Board’s overall governance are brought to the immediate attention of the Lead Independent Director and are handled in accordance with procedures established by the Lead Independent Director.

Certain Relationships and Related Transactions

The Board has adopted a written Related-Party Transaction Policy (the “Policy”) for approval of transactions in which (1) the aggregate amount involved will or may be reasonably expected to exceed $120,000 in any calendar year, (2) the Company or any of its subsidiaries is a participant, and (3) any of our directors, director nominees, executive officers, greater than five percent beneficial owners, or an immediate family member of any of the foregoing individuals (“Related Party”) has or will have a direct or indirect material interest (other than solely as a result of being a director, officer or a less than ten percent beneficial owner of another entity) (“Related-Party Transaction”). A copy of the Policy is available at www. http://ir.healthstream.com.

The Board has determined that the Audit Committee is best suited to review and approve Related Party Transactions. Pursuant to the Policy, the Audit Committee reviews Related Party Transactions and determines whether or not to approve or ratify those Related Party Transactions and may also review and approve transactions with Related Parties that do not constitute a “Related Party Transaction” as defined above as the result of not meeting the dollar or materiality thresholds set forth above. In doing so pursuant to the terms of the Policy, the Audit Committee takes into account, among other factors it deems appropriate:

•	The Related Party’s interest in the Related Party Transaction;

•	The approximate dollar value of the amount involved in the Related Party Transaction;

•	The approximate dollar value of the amount of the Related Party’s interest in the transaction without regard to the amount of any profit or loss;

•	Whether the transaction was undertaken in the ordinary course of business of the Company;

•	Whether the transaction with the Related Party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	The purpose of, and the potential benefits to the Company of, the Related Party Transaction;

•	Required public disclosure, if any; and

•	Any other information regarding the Related Party Transaction or the Related Party in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

As set forth in the Policy, the Audit Committee has reviewed the types of Related Party Transactions described below and determined that each of the following Related Party Transactions shall be deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved will exceed $120,000, unless otherwise specifically determined by the Audit Committee.

•	Any employment by the Company of an executive officer of the Company or any of its subsidiaries, as long as the executive officer is not an immediate family member of another executive officer, director, or nominee for director of the Company, and the related compensation is approved (or recommended to the Board for approval) by the Company’s Compensation Committee;

•	Any compensation paid to a director if the compensation is consistent with the Company’s director compensation policies and is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K promulgated by the SEC;

•	Any transaction with another company at which a Related Party’s only relationship is as an employee (other than an executive officer or director) or beneficial owner of less than ten percent of that company’s equity, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company’s total annual revenues;

•	Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Party’s only relationship is as an employee (other than an executive officer or director), if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of the charitable organization’s total annual receipts; and

•	Any transaction where the Related Party’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g., dividends).

We are not aware of any Related Party Transactions entered into between us and any of our directors, executive officers, greater than five percent beneficial owners or their immediate family members which may require disclosure under Item 404 of Regulation S-K under the Securities Exchange Act.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are responsible for determining executive compensation and equity-based grants to executive officers. The Compensation Committee was comprised of Frank Gordon, Jeffrey McLaren, and Linda Rebrovick during 2015, each of whom is independent within the meaning of the listing standards of NASDAQ. Other than Mr. McLaren, who served as the Company’s President from 1990 to 2000 and as Chief Product Officer from 1999 to 2000, none of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among the Company’s executive officers, members of the Compensation Committee or entities whose executive serves on the Board or the Compensation Committee that require disclosure under applicable SEC rules.

Code of Conduct

The Company has established a Code of Conduct that applies to all directors and employees of HealthStream, Inc. The purpose of the Code of Conduct is, among other things, to provide written standards for our directors and employees that are reasonably designed to support high standards of business and personal ethics in the discharge of their duties. A copy of the Code of Conduct may be accessed in the “Corporate Governance” section of the Investors page of our website at www.healthstream.com.

Code of Ethics for Executive Officers and Directors

The Company has established a Code of Ethics that applies to all executive officers and directors of HealthStream, Inc., including our principal executive officer, principal financial officer, and principal accounting officer. The purpose of the Code of Ethics is, among other things, to provide written standards that are reasonably designed to deter wrongdoing and to promote: honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC and other public communications by the Company;

compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the Code of Ethics. A copy of the Code of Ethics may be accessed in the “Corporate Governance” section of the Investors page of our website at www.healthstream.com. In addition, the Company intends to post amendments to or waivers, if any, from its Code of Ethics at this location on its website.

Succession Planning

Annually, during an executive session of our directors, our Board reviews the Company’s succession plan. In preparation for this session, the Nominating and Corporate Governance Committee reviews the Company’s succession plan with our Chairman and Chief Executive Officer.

Director Orientation

Upon the election of a new director, management and the Nominating and Corporate Governance Committee conduct an orientation session with the new director. During this session, the director is provided with an overview of the Company’s operations, its organizational structure, its products and services, management’s risk assessment, corporate governance documents and guidelines, compliance and reporting requirements, as well as our annual Board calendar. Orientation is further customized for any particular new director to address anticipated committee assignments or specific requests of our directors.

Strategic Planning

The Board and executive team meet annually to review the Company’s strategic plan. During this session, discussions include a high level review of the Company’s mission and vision as well as the Company’s strategic plan for the next three to five years.

Recoupment Policy

The Company has established a recoupment policy that allows the Company to recover any incentive compensation awarded or paid to executive officers of the Company in the event that: (i) the Company is required to restate its financial statements due to its material noncompliance with financial reporting requirements under the federal securities laws (other than a restatement to comply with changes in applicable accounting principles), (ii) such executive officer, at any time after the effective date of the recoupment policy and during the three-year period preceding the date on which the Company is required to restate its financial statements, received payment or realized compensation from incentive compensation based on the erroneous financial data, (iii) such executive officer engaged in misconduct, violated the Company’s Code of Conduct or otherwise caused or contributed to the requirement of the restatement and (iv) in the discretion of the Compensation Committee, a lower payment would have been made to the executive officer based upon the restated financial results.

In 2015, the SEC issued proposed rules regarding the adoption of “clawback” policies by publicly listed companies in accordance with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). When final SEC rules implementing these requirements have become effective, publicly listed companies will be required to adopt a “clawback” policy providing for the recovery of certain incentive-based compensation from the executive officers of the company in the event the company is required to restate its financial statements as a result of material noncompliance of the company with any financial reporting requirements under the securities laws. When final rules under the Dodd-Frank Act are adopted, we expect to revise our existing recoupment policy as necessary to comply with these final SEC rules.

Anti-Hedging Policy

The Company has established an anti-hedging policy that prohibits the Company’s directors and officers from engaging in hedging or monetization transactions with respect to the Company’s securities. The Board believes that it is inappropriate for Insiders to hedge or monetize transactions to lock in the value of holdings in the Company’s securities. Such transactions, while allowing the holder to own the Company’s securities without the full risks and rewards of ownership, potentially separate the holder’s interests from those of the public shareholders of the Company. Moreover, certain short-term or speculative transactions in the Company’s securities create the potential for heightened legal risk and/or the appearance of improper or inappropriate conduct involving the Company’s securities.

Director Compensation

2015 Cash Compensation of Directors. During 2015, we paid each non-employee director $1,000 for each Board meeting personally attended or attended via teleconference. During 2015, we paid non-employee directors $500 for each committee meeting personally or telephonically attended and paid committee chairpersons $1,000 for each committee meeting personally or telephonically attended. During 2015, each non-employee director was paid an annual retainer of $4,000 in addition to the amounts for participating in meetings. Moreover, the Audit Committee Chair and Nominating and Corporate Governance Chair were paid an additional retainer of $3,750.

Our cash compensation to non-employee directors was consistent with our 2014 cash compensation to non-employee directors, except for the additional annual retainer paid to our Audit Committee Chair and Nominating and Corporate Governance Chair in 2015 (no such additional retainer was paid in 2014). The Compensation Committee determined that such additional annual retainer should be paid to the Audit Committee Chair and Nominating and Corporate Governance Chair taking into account the additional work associated with such positions and director compensation practices among public companies generally.

2015 Equity Compensation of Directors. During 2015, we granted 2,545 RSUs to each non-employee director of the Company. The RSUs vest annually, in three equal increments as of the first, second, and third anniversaries of the grant date pursuant to the provisions of the 2010 Plan as discussed below. The grant date fair value of the RSUs granted to directors in 2015 was approximately the same as the grant date fair value of RSUs granted to directors in 2014. Directors must remain in the service of the Company as a director for the RSUs to vest.

Employee directors are not eligible for any compensation for service on the Board or its committees.

Summary of 2015 Director Compensation. The following table sets forth the compensation for the Company’s non-employee directors during 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Thompson S. Dent	$17,750	$65,127	$82,877
Frank Gordon	15,000	65,127	80,127
C. Martin Harris, M.D.	13,500	65,127	78,627
Jeffrey L. McLaren	12,500	65,127	77,627
Dale Polley	22,750	65,127	87,877
Linda Rebrovick	11,500	65,127	76,627
Michael Shmerling	14,500	65,127	79,627
William W. Stead, M.D.	12,500	65,127	77,627
Deborah Taylor Tate	12,500	65,127	77,627

(1)	Represents the aggregate grant date fair value of the RSUs granted to non-employee directors in 2015 computed in accordance with FASB ASC Topic 718. For significant assumptions with regard to such valuation, see Note 11 – Stock Based Compensation in the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 26, 2016.

The following table shows the aggregate number of outstanding and unexercised option awards and the number of outstanding RSUs held by each non-employee director at fiscal year-end 2015.

Name	Option Awards Outstanding	Restricted Share Unit Awards Outstanding
Thompson S. Dent	52,000	5,035
Frank Gordon	57,000	5,035
C. Martin Harris, M.D.	26,250	5,035
Jeffrey L. McLaren	15,000	5,035
Dale Polley	—	5,035
Linda Rebrovick	46,000	5,035
Michael Shmerling	7,500	5,035
William W. Stead, M.D.	15,000	5,035
Deborah Taylor Tate	15,000	5,035

2016 Director Compensation. In September 2015, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FWC”) as its independent advisor to assist the Compensation Committee in evaluating non-employee director compensation for 2016. Taking into account the feedback of FWC, for 2016, the Compensation Committee determined to eliminate Board and Committee meeting fees (except in extraordinary circumstances such as service on a special committee where the number and/or duration of meetings is anticipated to be significantly above historical expectations) and in lieu of such per meeting fees pay a flat fee for board and committee meeting attendance and participation as noted below. In making this determination, the Compensation Committee determined that paying non-employee directors fees for actual meeting attendance was not the optimal manner of compensating the Company’s non-employee directors going forward as a general practice, and took into account the fact that this change is consistent with the director compensation practices being followed by many U.S. public companies. The Compensation Committee also believed that it would be administratively easier to pay non-employee directors in this manner rather than paying per meeting fees, and that such change would not have an adverse impact on director attendance at Board or committee meeting in light of the fact that meeting fees were not material in amount and the Board is proactive about ensuring that directors attend meetings.

In addition, taking into account the feedback of FWC, the Compensation Committee determined for 2016 to increase the annual retainer paid to non-employee directors by $1,000, to $5,000, and to pay the Compensation Committee Chair an additional annual retainer of $2,000 (the Compensation Committee Chair did not receive any additional retainer in 2015).

Taking these changes into account, in 2016, it is contemplated that each non-employee director will receive an annual retainer of $5,000, plus a $15,000 flat fee for board and committee meeting attendance and participation in lieu of per meeting fees. In addition, the Audit Committee Chair and Nominating and Corporate Governance Chair will receive an additional annual retainer of $7,500, and the Compensation Committee Chair will receive an additional annual retainer of $2,000.

For 2016, we granted 3,224 RSUs to each non-employee director of the Company. The grant date fair value of the RSUs granted to directors in 2016 was approximately the same as the grant date fair value of RSUs granted to directors in 2015. These RSUs will vest annually, in three equal increments as of the first, second and third anniversaries of the grant date.

Executive Officers

The following table sets forth certain information regarding the executive officers of the Company. Information pertaining to Mr. Frist, who is both a director and an executive officer of the Company, is located in the section entitled “Directors.”

Name	Position with the Company	Age
Jeffrey S. Doster	Senior Vice President and Chief Technology Officer	51
Gerard M. Hayden, Jr.	Senior Vice President and Chief Financial Officer	61
J. Edward Pearson	Senior Vice President and Chief Operating Officer	53
Thomas Schultz	Senior Vice President, Sales	49
Michael Sousa	Senior Vice President and President, Echo, Inc.	47

Jeffrey S. Doster joined the Company in May 2008 as Senior Vice President and Chief Technology Officer. He earned undergraduate degrees in both Economics and Business Administration from Towson University, as well as a Master of Business Administration from Loyola College, in Maryland.

Gerard M. Hayden, Jr. joined the Company as Senior Vice President and Chief Financial Officer in May 2008. He earned a Bachelor of Arts from the University of Notre Dame and a Master of Science from Northeastern University.

J. Edward Pearson joined the Company in June 2006 as senior vice president and was promoted to Chief Operating Officer in 2011. He earned a Bachelor of Business Administration in accounting from Middle Tennessee State University.

Thomas Schultz joined the Company in June 2014 as senior vice president of sales. He worked for Lawson Software, a subsidiary of Infor, Inc., in various sales leadership roles for sixteen years prior to joining the Company. He earned a Bachelor of Arts from St. Mary’s University of Minnesota.

Michael Sousa joined the Company in October 2004, and served as senior vice president of sales from January 2010 to June 2014. In June 2014, he was promoted to senior vice president of business development. In September 2015, he was named president of Echo, Inc., HealthStream’s Provider Solutions business segment, while continuing to serve as a senior vice president of the Company. He earned a Bachelor of Science degree from Boston College and a Master of Business Administration from Boston University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Company Performance in 2015 and Impact on Executive Compensation

In 2015, the Company continued its focus on improving patient outcomes through the development of healthcare organizations’ greatest asset: their people. In addition, there were numerous significant developments impacting the Company in 2015. In March 2015, HealthStream completed the acquisition of San Diego-based HealthLine Systems, a leading healthcare credentialing and privileging company, for a purchase price of approximately $88 million. In addition, in May 2015, we completed a public offering of common stock, receiving net proceeds of approximately $98 million, and used approximately $28 million of that amount to repay all of our then-outstanding revolving credit facility borrowings. In addition, in September 2015, the Company announced the introduction to the marketplace of Echo, Inc., our newly formed company resulting from the combination of HealthLine Systems with our previously acquired SyMed Development business, which is a market leader in medical staff credentialing and privileging, payer credentialing, and provider enrollment.

We also had solid financial performance in 2015. Below is an overview of the Company’s performance in 2015 as compared to 2014:

•	22 percent increase in revenue to $209.0 million;

•	7 percent increase in Annualized Revenue per Implemented Subscriber to $36.96;

•	17 percent decrease in operating income to $13.6 million;

•	17 percent decrease in net income to $8.6 million; and

•	17 percent increase in adjusted EBITDA[1] to $33.8 million.

We also ended 2015 well capitalized with a cash and marketable securities balance of $149.0 million and full availability of our $50.0 million line of credit.

Moreover, while we experienced increases in revenue, adjusted EBITDA and Annualized Revenue per Implemented Subscriber as noted above, the decreases in operating income and net income in 2015 compared to 2014 were driven in part by our write down of beginning acquired deferred revenue balances as part of “fair value” accounting as defined by GAAP resulting from our acquisition of HealthLine Systems in 2015. In this regard, during 2015, HealthStream reported reductions of $6.8 million to operating income and $4.3 million to net income as a result of the deferred revenue write-down for the HealthLine Systems acquisition, in comparison to reductions of $1.5 million to operating income and $0.9 million to net income in 2014 as a result of deferred revenue write-downs.

[1]	Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for a definition of Adjusted EBITDA, an explanation as to why we believe Adjusted EBITDA presents useful information to investors and a reconciliation of Adjusted EBITDA to the most comparable GAAP measure.

Pay actions for Named Executive Officers in 2015 reflected the results of the Company’s performance and are summarized below.

•	The Company increased base salaries of Named Executive Officers between three and five percent in comparison to 2014 levels.

•	Short term awards in the form of a cash bonus were paid to Messrs. Frist, Pearson and Hayden in an amount equal to approximately 30 percent of base salary as the result of the achievement of the maximum level of performance under the Company’s primary bonus plan, which was based on the attainment of non-GAAP operating income (as defined below). Mr. Sousa received a cash bonus of approximately 40 percent of base salary as the result of the achievement of the maximum level of performance under the Company’s Echo, Inc. bonus plan, which was based on the attainment of non-GAAP operating income for Echo, Inc. (as defined below). Mr. Schultz does not participate in these cash bonus plans but instead participates in the Company’s sales commission plan and received sales commissions under this plan in 2015.

•	RSUs subject to time based vesting were granted in the following amounts: 4,470 RSUs granted each to Robert A. Frist, Jr., J. Edward Pearson and Michael Sousa; 4,025 RSUs granted to Gerard M. Hayden, Jr; and 3,020 RSUs granted to Thomas Schultz.

•	RSUs subject to performance-based vesting were granted to Michael Sousa in the following amounts: 25,000 RSUs with which vesting is subject to achievement of requisite annual performance criteria over a five year term; and 5,000 RSUs with which vesting is subject to achievement of five year cumulative performance criteria.

Overview of Compensation Process. The Compensation Committee of the Company’s Board is comprised solely of independent directors. The Compensation Committee during 2015 was comprised of Frank Gordon, Jeffrey McLaren, and Linda Rebrovick, each of whom is independent within the meaning of the listing standards of NASDAQ.

The Compensation Committee is responsible for setting the compensation of the Company’s executive officers, overseeing the Board’s evaluation of the performance of our Chief Executive Officer and administering the Company’s equity-based and incentive plans for our Named Executive Officers, among other things. The Compensation Committee undertakes these responsibilities pursuant to a written charter adopted by the Compensation Committee which is reviewed at least annually by the Compensation Committee. The Compensation Committee Charter may be accessed on our website in the “Corporate Governance” section of our Investors page at www.healthstream.com.

The Compensation Committee did not engage a compensation consultant in determining the amount or form of executive compensation for 2015. In September, 2015, the Compensation Committee engaged FWC in relation to the Compensation Committee’s evaluation of executive compensation for 2016.

In connection with the engagement of FWC, the Compensation Committee determined that no conflict of interest existed between FWC and the Company (including the Company’s Board members and Company management) pursuant to Item 407(e)(3)(iv) of SEC Regulation S-K. In 2015, neither FWC nor any affiliate of FWC provided any services to the Company or its affiliates apart from FWC’s engagement by the Compensation Committee in relation to 2016 director and executive compensation as described above.

The Compensation Committee annually reviews executive compensation and the Company’s compensation policies to ensure that the Chief Executive Officer and the other executive officers are rewarded appropriately for their contributions to the Company and that the overall compensation strategy supports the objectives and values of our organization, as well as shareholder interests. The Compensation Committee also annually reviews the executive officers’ expense reimbursements with the Company’s Controller.

The Compensation Committee solicits the views and recommendations of our Chief Executive Officer when setting the base salaries of each member of the executive team, other than the Chief Executive Officer, given his insight into internal pay equity and positioning issues, as well as executive performance. At a committee meeting typically held during the first quarter of each year, the Chief Executive Officer summarizes his assessment of the performance during the previous year of each member of the executive team, other than the Chief Executive Officer, including his recommendations on compensation for such members of the executive team, other than the Chief Executive Officer. Following the Chief Executive Officer’s presentation and Compensation Committee discussion, the Compensation Committee discusses and approves the compensation for each member of the executive team, other than the Chief Executive Officer, based on competitive considerations, the Chief Executive Officer’s assessment of individual performance, the Company’s overall performance and the executive’s current compensation package.

The process is similar for determining the compensation for the Chief Executive Officer, except that the Chief Executive Officer does not provide the Compensation Committee with a recommendation. The Compensation Committee meets to discuss and approve the Chief Executive Officer’s compensation, based on its assessment of the Chief Executive Officer’s performance, the Company’s performance, competitive considerations, and the Chief Executive Officer’s current compensation package. The Compensation Committee also solicits comments about the Chief Executive Officer’s performance from the other independent directors.

2015 Advisory Vote on Executive Compensation. At the Company’s 2015 annual meeting of shareholders, approximately 98% of the votes cast supported the advisory vote on executive compensation. The Compensation Committee believes this affirmed shareholders’ support of the Company’s approach to executive compensation.

Compensation Philosophy. The fundamental objective of our executive compensation policies is to attract and maintain executive leadership that will execute the Company’s business strategy, uphold the Company’s mission, vision and values and deliver results and long-term value to the Company’s shareholders. Accordingly, the Compensation Committee seeks to develop and maintain a compensation structure that will attract, retain and motivate highly qualified and high-performing executives through compensation that is fair, balanced, aligned with shareholder interests, and linked to overall financial performance.

We believe we have a strong “pay for performance” philosophy designed to reward executive officers for maximizing our success, as determined by our performance relative to our financial and operational goals. The Compensation Committee’s compensation philosophy for the executive team emphasizes an overall analysis of the executive’s performance for the past year, projected role and responsibilities for the coming year, required impact on execution of the Company’s strategy, total cash and equity compensation and other factors the Compensation Committee deems appropriate. In addition, while the Compensation Committee may consider information regarding executive compensation paid at companies comparable to the Company as part of a “market check” with the goal of ensuring that the compensation paid to our named executive officers is reasonably competitive in comparison to compensation at such comparable companies, the Compensation Committee does not target or benchmark any element of compensation or the total compensation paid to our named executive officers based on compensation surveys or data or the executive compensation practices of other public companies. Our philosophy also considers employee retention, vulnerability to recruitment by other companies and the difficulty and costs associated with replacing executive talent. Based on these objectives, the Compensation Committee has determined that our Company should provide its executive’s compensation packages comprised of three primary elements: (i) base salary, which reflects individual performance and is designed to provide a secure level of guaranteed cash compensation; (ii) annual cash bonuses based on the overall financial performance of the Company, in accordance with annual goals established by the Compensation Committee; and (iii) long-term equity-based incentive awards which strengthen the mutuality of interest between executive officers and our shareholders.

The specific analysis regarding the components of total executive compensation for 2015 are described below. The primary components of the 2015 program were cash compensation, consisting of a base salary and bonuses, and equity incentives, consisting of restricted share units.

Base Salary. We seek to provide base salaries for our executive officers that provide a secure level of guaranteed cash compensation in accordance with their experience, professional status and job responsibilities. Each year the Compensation Committee reviews and approves a revised annual salary plan for executive officers, taking into account several factors, including prior year salary, responsibilities, tenure, performance, salaries paid by similar companies for comparable positions solely for purposes of a “market check” with the goal of ensuring that the Company’s base salary levels are reasonably competitive compared to base salary levels at similar companies, and the Company’s recent financial performance. Taking these factors into account, the Compensation Committee approved base salaries for the Named Executive Officers in the following amounts:

Name and Title	2015 Base Salary(1)	2014 Base Salary(1)	Percentage Increase
Robert A. Frist, Jr., President and Chief Executive Officer	$296,801	$283,343	4.8%
J. Edward Pearson, Senior Vice President, Chief Operating Officer	280,446	267,729	4.8%
Gerard M. Hayden, Jr., Senior Vice President, Chief Financial Officer	258,695	248,745	4.0%
Michael Sousa, Senior Vice President and President, Echo, Inc.	270,400	260,000	4.0%
Thomas Schultz, Senior Vice President, Sales	207,000	200,000	3.5%

(1)	Commencing May 1 of each year.

Cash Bonuses. In addition to base salary, our cash bonus plan compensation provides our executive officers with the potential for enhanced cash compensation based on the financial performance of the Company. For 2015, the Compensation Committee established two cash bonus plans, the “Primary Bonus Plan,” which was for Messrs. Frist, Pearson and Hayden and certain other vice presidents and director level employees of the Company and the “Echo Bonus Plan,” which was for certain members of management for Echo, Inc., including Mr. Sousa. For the Primary Bonus Plan, the Compensation Committee established performance objectives that would reward certain Named Executive Officers and certain other vice presidents and director level employees of the Company for growth in non-GAAP operating income over 2014 non-GAAP operating income (as defined below). For purposes of this bonus calculation, “non-GAAP operating income” was defined as our consolidated GAAP income from operations before bonuses, excluding GAAP income (loss) from operations for Echo, Inc., and excluding acquisition related expenses incurred during the year and operating income (loss) from acquisitions consummated during the year. The Compensation Committee chose non-GAAP operating income as the measure under the Primary Bonus Plan because it believed that this was a key measure of our operating performance and because it believes that this measure correlates over time with long-term shareholder value. The Primary Bonus Plan for the Named Executive Officers who participate in this plan was structured to pay bonuses in a maximum amount of 30 percent of base salary for each of these Named Executive Officers, the same maximum percentage of base salary to which these Named Executive Officers were entitled under our 2014 Cash Bonus Plan.

In order to receive any payout, the Primary Bonus Plan required achievement by the Company of non-GAAP operating income goals of $15.9 million (a 2% increase over non-GAAP operating income in 2014), with a maximum payout requiring achievement of non-GAAP operating income of $18.3 million (an 18% increase over non-GAAP operating income in 2014). Named Executive Officers were (i) not eligible to receive cash bonuses under the Primary Bonus Plan if the Company achieved non-GAAP operating income of less than $15.9 million, (ii) eligible to receive a cash bonus of 30 percent of base salary if the Company achieved at least $18.3 million of non-GAAP operating income and (iii) eligible to receive an incremental payout between zero and 30 percent of base salary on a straight-line interpolation basis to the extent the Company achieved non-GAAP operating income between $15.9 million and $18.3 million. The bonus payment scale was established to align the interests of our Named Executive Officers with our shareholders and to incentivize our Executive Officers by funding the bonus pool with a portion of the incremental operating income above the Company’s threshold non-GAAP operating income.

The Company’s non-GAAP operating income, as defined above, in 2015 was $18.4 million, which exceeded the maximum level. Therefore, the Company paid cash bonuses of 30 percent of base salary to each of the Named Executive Officers under the Primary Bonus Plan.

The Compensation Committee established performance objectives under the Echo Bonus Plan that would reward Mr. Sousa and certain members of management of Echo, Inc. for exceeding financial targets established by the Committee. The Echo Bonus Plan was structured to provide bonus payouts (as a percentage of base salary) for achieving non-GAAP operating income goals for 2015 for Echo, Inc. In order to receive any payout, the Echo Bonus Plan required achievement of Echo non-GAAP operating income of $2.9 million with a maximum payout requiring achievement of $3.3 million. Non-GAAP operating income for purposes of the Echo Bonus Plan was the Echo business unit’s GAAP operating income adjusted for the business unit’s deferred revenue write-downs. Mr. Sousa was (i) not eligible to receive a cash bonus if Echo, Inc. achieved non-GAAP operating income of less than $2.9 million, (ii) eligible to receive a cash bonus of 40 percent of base salary if Echo, Inc. achieved at least $3.3 million of non-GAAP operating income, and (iii) eligible to receive an incremental payout between zero and 40 percent of base salary based on straight-line interpolation to the extent that Echo, Inc. achieved non-GAAP operating income between $2.9 million and $3.3 million.

The Echo, Inc. non-GAAP operating income during 2015 exceeded the maximum level, therefore the Company paid Mr. Sousa a cash bonus of 40 percent of base salary.

Mr. Schultz does not participate in either of the Company’s cash bonus plans in light of the fact that he was eligible to receive sales commissions in 2015 based on a percentage of the value of contracts sold under his supervision. Mr. Schultz received sales commissions of $203,612 in 2015.

Long-Term Stock-Based Incentive Compensation. As described above, one of our key compensation philosophies is that long-term stock-based incentive compensation should strengthen the alignment of the interests of our executive officers with our shareholders. The Compensation Committee believes that the strategy of granting time-based vesting stock awards is in the best interest of the Company and its shareholders as executive officers only receive the benefit from these awards to the extent they continue their employment with the Company through the vesting period.

Equity incentive awards are generally granted to our executive officers on an annual basis. Award levels in 2015 were consistent with the objectives and approaches discussed above, and consistent with the Company’s retention, performance, and shareholder alignment objectives. The Compensation Committee typically approves these awards at its first quarter committee meeting. Awards are granted on the date of the committee meeting. The Compensation Committee may also approve additional equity incentive awards in certain special circumstances, such as promotion of an executive officer to a new position, the addition of new executive team members, or in recognition of special contributions or achievements by an executive officer. During 2015, the following restricted share units were granted to our Named Executive Officers pursuant to the 2010 Plan:

Name and Title	Shares Subject to Time-Based Vesting RSU Grant	Aggregate Grant Date Fair Value of Shares Subject to Time Based Vesting(1)
Robert A. Frist, Jr., President and Chief Executive Officer	4,470	$114,387
J. Edward Pearson, Senior Vice President, Chief Operating Officer	4,470	114,387
Gerard M. Hayden, Jr. Senior Vice President, Chief Financial Officer	4,025	103,000
Michael Sousa, Senior Vice President and President, Echo, Inc.	4,470	114,387
Thomas Schultz, Senior Vice President, Sales	3,020	77,282

(1)	Grant date for share-based payment awards is established once a mutual understanding has been reached regarding the key terms and conditions of such award.

Among the four named executive officers who were employed by the Company for full year 2014, the grant date fair value of the time-based awards made to Messrs. Frist, Pearson and Hayden was approximately equivalent to the grant date fair value of time-based awards made to such executive officers in 2014. Mr. Sousa was granted time-based awards in 2015 with a grant date fair value exceeding the time-based awards made to him in 2014 as the result of his additional executive responsibilities in connection with the Echo, Inc. business unit.

Each RSU represents the contractual right to receive one share of the Company’s common stock. The RSUs are subject to the terms of the 2010 Plan and the individual grant award agreements. The time-based RSUs vest annually in four increasing increments of 15%, 20%, 30% and 35% as of the first, second, third and fourth anniversaries of the grant date provided that the grantee is employed on such vesting date. Further, vesting is subject to acceleration under certain circumstances as contemplated in the 2010 Plan and/or the individual grant agreement.

During 2015, Mr. Sousa was awarded a total of 30,000 performance-based RSUs. Of the performance-based RSUs granted to Mr. Sousa, 25,000 of these RSUs will be eligible for vesting in five increments of 15%, 20%, 20%, 20%, and 25%, respectively, on March 15, 2016, 2017, 2018, 2019, and 2020 (the “Vesting Dates”), respectively, according to whether certain annual financial performance targets (which may include, among other things, operating income, EBITDA and revenue thresholds) as determined by the Compensation Committee on an annual basis, subject, in each case, to Mr. Sousa’s continuing employment with the Company as of any such Vesting Date. In addition, 5,000 performance-based RSUs (the “5-Year Performance Based RSUs”) will be eligible for vesting in a single increment on March 15, 2020. These 5-Year Performance Based RSUs will vest on such date based on the achievement of cumulative five year Internal Rate of Return (“IRR”) over the performance period from January 1, 2015, through December 31, 2019 for the Echo, Inc. business, subject to Mr. Sousa’s continuing employment with the Company as of March 15, 2020.

Among the performance-based RSUs granted to Mr. Sousa, the performance criteria was only established for 8,750 of the shares during 2015. These performance-based RSUs constitute the 5,000 5-Year Performance Based RSUs noted above, and 3,750 RSUs (15% of the remaining 25,000 RSUs), the vesting of which was based on the achievement of performance criteria for 2015 as described in greater detail below. The grant date fair value during 2015 of these 8,750 awards was $204,750 and has been reflected in the Company’s financial statements for 2015 determined in accordance with FASB guidance for stock based compensation. The expense associated with the remaining 21,250 performance-based RSUs has not yet been reflected in the Company’s financial statements as the result of the fact that performance criteria was not determined for these RSUs in 2015. Similarly, in accordance with SEC guidance, the Summary Compensation Table set forth above reflects the grant date fair value of 8,750 performance-based RSUs in light of the fact that performance criteria was not determined in 2015 for the remaining 21,250 performance-based RSUs.

The performance criteria for the 3,750 RSUs with a performance period in 2015 was established based upon Echo, Inc.’s achievement of a non-GAAP measure of cash flows. The performance criteria for these awards was structured to provide tiered vesting of shares for achieving non-GAAP cash flows for 2015 for Echo, Inc. Based on this criteria, Mr. Sousa was (i) not eligible to vest in any of these awards if Echo, Inc. achieved non-GAAP cash flows of less than $5.3 million during 2015, (ii) eligible to receive 50% vesting for achievement of $5.3 million of non-GAAP cash flows, (iii) eligible to receive incremental vesting between 50% and 100% vesting on straight-line interpolation basis for Echo, Inc. non-GAAP cash flows between $5.3 million and $6.3 million, and (iv) eligible to receive 100% vesting if Echo, Inc. achieved at least $6.3 million of non-GAAP cash flows. Echo, Inc. achieved non-GAAP cash flows of greater than $6.3 million, therefore Mr. Sousa received the full 3,750 shares upon vesting in March 2016.

The performance criteria and shares available for vesting for the remaining 21,250 shares will be determined on an annual basis as follows: 5,000 shares in 2016; 5,000 shares in 2017; 5,000 shares in 2018; and 6,250 shares in 2019. The remaining shares will be reported in the applicable Summary Compensation Tables during the year in which the performance criteria will be set by the Committee and the Company is able to determine the grant date fair value.

The Compensation Committee determines the number of RSUs awarded to the executive officers based upon, among other factors, the recommendations of the Chief Executive Officer, prior equity grants, individual and Company performance, our annual budget, retention considerations and the estimated annual financial accounting compensation expense associated with the awards. The weighting of these and other relevant factors is determined on a case-by-case basis for each executive officer so as to reward and incentivize the executive officers for their long-term strategic management of the Company.

Perquisites and Other Benefits. Our executive officers are also eligible for benefits generally available to and on the same terms as the Company’s other employees, including a 401(k) Plan match, health insurance, disability insurance, dental insurance, and life insurance. In addition, in 2015, as part of an arrangement agreed to with Mr. Schultz upon his accepting employment with the Company in 2014, the Company reimbursed Mr. Schultz for $21,021 of out-of-pocket expenses incurred by Mr. Schultz to relocate himself and his family in 2015 from their home in Wisconsin to a new, permanent residence near the Company’s headquarters in Nashville, Tennessee.

Employment Agreement, Severance and Change In Control Agreements. We entered into an employment agreement with Robert A. Frist, Jr., our Chief Executive Officer, on July 21, 2005, which continued in effect. The term of which is automatically extended for successive one year periods unless on or before a date that is 90 days prior to the expiration of the then current employment term either the Company or Mr. Frist shall have given written notice to the other of its or his intention not to further extend the employment term, in which case the employment agreement shall expire and terminate at the end of the then current employment term. Mr. Frist is also entitled to participate in any bonus program or stock option plan that is generally available to our officers or senior management. Under his employment agreement, Mr. Frist has agreed not to compete with the Company and not to solicit our customers or employees for one year after his employment is terminated, with limited exceptions. Mr. Frist is entitled to severance benefits if we terminate him without cause. He is also entitled to severance benefits if he resigns for good reason after a change in control, if he resigns upon the occurrence of a material change in the terms of his employment or if he resigns upon the occurrence of a material breach of the employment agreement by the Company. If any such termination occurs, Mr. Frist will be entitled to a severance benefit equal to 1.5 times the most recent recommended salary by our Compensation Committee for him. In addition, if Mr. Frist terminates his employment for good reason after the occurrence of a change in control, all options, shares and other benefits will fully vest immediately. We do not maintain employment, severance or change in control agreements with any of our other executive officers.

Vesting of Equity Awards upon Change of Control. Under the 2000 Plan and the 2010 Plan and the terms of the award agreements entered into in connection therewith, any outstanding equity awards, consisting of options and RSUs, become fully exercisable and immediately vested upon a change of control, as defined in the 2000 Plan and the 2010 Plan, respectively.

Compensation Decisions for 2016. In March 2016, the Compensation Committee reviewed the performance and compensation of the executive team, and discussed the grant of equity-based awards to executive officers. The Compensation Committee also established the 2016 Primary Cash Bonus Plan for Messrs. Frist, Pearson and Hayden and certain other vice presidents and director level employees. In addition, the 2016 Echo Bonus Plan was established for certain members of management of Echo, Inc., including Mr. Sousa. Such bonus plans reflect tiered cash bonuses as a percentage of base salary for exceeding certain levels of performance noted below. Under these plans, consistent with our 2015 bonus plans, Messrs. Frist, Pearson and Hayden will be eligible to receive a maximum payout of 30 percent of base salary under the 2016 Primary Cash Bonus Plan, and Mr. Sousa will be eligible to receive a maximum payout of 40 percent of base salary under the 2016 Echo Bonus Plan. For purposes of the 2016 Primary Cash Bonus Plan, non-GAAP operating income is defined as our GAAP income from operations, as adjusted for acquisition related expenses incurred during the year and operating income (loss) from acquisitions consummated during the year. Non-GAAP operating income for purposes of the Echo Bonus Plan is the Echo business unit’s GAAP operating income adjusted for the business unit’s deferred revenue write-downs. Mr. Schultz will continue to be eligible for sales commissions and therefore will not participate in either of the 2016 cash bonus plans.

The Compensation Committee also approved the grant of RSUs to management during the March 2016 meeting in the amounts set forth below. Such RSUs will vest annually in increasing increments of 15%, 20%, 30% and 35% as of the first, second, third and fourth anniversaries of the grant date, respectively.

The table below summarizes the 2016 base salary levels and 2016 equity-based incentive awards for the Named Executive Officers.

Name and Title	2016 Base Salary (1)	Restricted Share Units Subject to Time-Based Vesting
Robert A. Frist, Jr., President and Chief Executive Officer	$310,000	5,663
J. Edward Pearson, Senior Vice President, Chief Operating Officer	293,000	5,663
Gerard M. Hayden, Jr., Senior Vice President, Chief Financial Officer	268,000	5,098
Michael Sousa, Senior Vice President and President, Echo, Inc.	283,000	5,663
Thomas Schultz, Senior Vice President, Sales	214,000	3,826

(1)	Effective May 1, 2016

Tax Deductibility of Compensation. Section 162(m) of the Code generally disallows a corporate deduction for compensation over $1.0 million paid to the Company’s Chief Executive Officer and any of the other three most highly compensated executive officers, other than the Company’s principal financial officer. The $1.0 million limitation applies to all types of compensation, including amounts realized upon the exercise of stock options and issuance of RSU awards, unless the awards and plan under which the awards are made meet the requirements of “qualified performance-based compensation” under the terms of the Code and related regulations.

Generally, compensation related to the settlement and payment of RSUs whose vesting is based on the passage of time will not meet those requirements.

The Compensation Committee generally intends to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to our executive officers. However, the Compensation Committee believes that shareholder interests are best served if it retains discretion and flexibility in awarding compensation to our NEOs, even where the compensation paid under such programs may not be fully deductible, and the Compensation Committee may approve the payment of compensation that is outside the deductibility limitations of Section 162(m).

Compensation Committee Report for 2015

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Taking this review and discussion into account, the undersigned Compensation Committee members recommended the inclusion of the Compensation Discussion and Analysis in our proxy statement on Schedule 14A for filing with the SEC.

Submitted by the Compensation Committee of the Board:

Frank Gordon, Compensation Committee Chairman

Jeffrey L. McLaren, Compensation Committee Member

Linda Rebrovick, Compensation Committee Member

The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Summary Compensation Table

The following table sets forth information for the fiscal years set forth below regarding the compensation earned by the Named Executive Officers.

Name and Principal Position	Year	Salary	Bonus(2)	Stock Awards(1)		Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation		Total
Robert A. Frist, Jr.	2015	$292,315	$—	$114,387		$—	$89,040	$1,750	(3)	$497,492
Chief Executive Officer, President	2014	278,845	—	114,414		—	85,001	—		478,260
	2013	265,567	—	108,500		—	35,209	—		409,276

J. Edward Pearson	2015	276,207	—	114,387		—	84,134	1,750	(3)	476,478
Senior Vice President and Chief Operating Officer	2014	263,886	—	114,414		—	80,317	—		458,617
	2013	252,133	—	108,500		—	33,428	—		394,061

Gerard M. Hayden, Jr.	2015	255,379	—	103,000		—	77,609	1,750	(3)	437,738
Senior Vice President and Chief Financial Officer	2014	246,330	—	102,754		—	74,622	—		423,706
	2013	237,667	—	108,500		—	31,510	—		377,677

Michael Sousa	2015	266,933	—	319,137	(8)	—	108,160	1,750	(3)	695,980
Senior Vice President and President, Echo, Inc.	2014	229,134	—	87,450		—	45,902	148,879	(4)	511,365
	2013	198,917	—	81,375		—	8,750	183,944	(4)	472,986

Thomas Schultz(7)	2015	205,193	—	77,282		—	—	226,383	(5)	508,858
Senior Vice President, Sales	2014	108,333	—	202,400	(9)	—	—	95,020	(6)	405,753

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For significant assumptions with regard to such valuation, see Note 11 – Stock Based Compensation in the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 26, 2016.
(2)	Reflect amounts earned during the relevant fiscal year under our 2015 Primary Bonus Plan (for Messrs. Frist, Pearson and Hayden) and our Echo, Inc. Bonus Plan for Mr. Sousa. Mr. Schultz is eligible for sales commissions and therefore did not participate in the Cash Bonus Plans. Mr. Schultz’s sales commissions are set forth under the “All Other Compensation” column. See “Compensation Discussion and Analysis – Cash Bonuses” for additional information.
(3)	Messrs. Frist, Pearson, Hayden, and Sousa’s other compensation for 2015 was composed entirely of matching contributions made by the Company to the Company’s 401(k) plan.
(4)	Represents sales commissions paid to Mr. Sousa in 2014 and 2013, respectively.
(5)	Mr. Schultz’s other compensation in 2015 consists of $1,750 relating to matching contributions made by the Company to the Company’s 401(k) plan; $203,612 relating to sales commissions; and $21,021 relating to out-of-pocket expenses he incurred to relocate himself and his family from their home in Wisconsin to a new, permanent residence near the Company’s headquarters in Nashville, Tennessee.
(6)	Represents sales commissions paid to Mr. Schultz in 2014.
(7)	Mr. Schultz joined the Company in June 2014 as Senior Vice President of Sales. No information is presented in the table above for 2013 as Mr. Schultz was not employed by the Company during such time.
(8)	Represents the $114,387 grant date fair value of the time-based RSUs granted to Mr. Sousa in 2015, as well as the $204,750 grant date fair value of 8,750 performance-based RSUs granted to Mr. Sousa in 2015 for which performance criteria was determined in 2015. In accordance with SEC guidance, this chart does not reflect the grant date fair value of 21,250 performance-based RSUs awarded to Mr. Sousa in 2015 for which the performance criteria was not established during 2015. See “Long-Term Stock-Based Incentive Compensation” for further discussion.
(9)	Mr. Schultz’s 2014 grant was intended as an inducement to his acceptance of employment with the Company.

Grants of Plan-Based Awards – Fiscal Year 2015

The following table provides information related to plan-based awards granted to the Named Executive Officers during the 2015 fiscal year.

Name	Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Units (#)	Grant Date Fair Value of Stock Awards ($) (2)
			Threshold ($)	Target ($)	Maximum ($)
Robert A. Frist, Jr.	Cash Bonus	—	—	—	89,040	—	—
	Time-based RSUs (3)	3/10/2015	—	—	—	4,470	114,387
J. Edward Pearson	Cash Bonus	—	—	—	84,134	—	—
	Time-based RSUs (3)	3/10/2015	—	—	—	4,470	114,387
Gerard M. Hayden, Jr.	Cash Bonus	—	—	—	77,609	—	—
	Time-based RSUs (3)	3/10/2015	—	—	—	4,025	103,000
Michael Sousa	Cash Bonus	—	—	—	108,160	—	—
	Time-based RSUs (3)	3/10/2015	—	—	—	4,470	114,387
	Performance-based RSUs (4)	9/24/2015	—	—	—	8,750	204,750
Thomas Schultz	Time-based RSUs (3)	3/10/2015	—	—	—	3,020	77,282

(1)	Represents the threshold maximum bonus levels that could have been earned under the Company’s 2015 Incremental Operating Income Incentive Plans. The plans are described under “Compensation Discussion and Analysis — Cash Bonuses.” The 2015 Incremental Operating Income Plans do not have a target bonus level. Each Named Executive Officer participating in such plans can be awarded an incremental bonus between the threshold and maximum bonus level.
(2)	Represents the aggregate fair value computed in accordance with FASB ASC Topic 718. For significant assumptions with regard to such valuation, see Note 11 – Stock Based Compensation in the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 26, 2016.
(3)	Each time-based RSU awarded under our 2010 Plan has a value equal to the fair market value of one share of the Company’s common stock. The time-based RSUs vest annually in increasing increments of 15%, 20%, 30% and 35% as of the first, second, third and fourth anniversaries of the grant date, respectively.
(4)	Represents the $204,750 grant date fair value of 8,750 performance-based RSUs granted to Mr. Sousa in 2015 for which performance criteria was determined in 2015. In accordance with SEC guidance, this chart does not reflect the grant date fair value of the additional 21,250 performance-based RSUs awarded to Mr. Sousa in 2015 for which the performance criteria was not established during 2015. See “Long-Term Stock-Based Incentive Compensation” for further discussion. Each performance-based RSU awarded under our 2010 Plan has a value equal to the fair market value of one share of the Company’s common stock. Performance-based RSUs vest in accordance with the respective awards, which provide that 3,750 RSUs will be eligible for vesting in March 2016 subject to achievement of certain annual financial targets of Echo, Inc. The performance measure was exceeded during 2015, therefore Mr. Sousa received the full 3,750 shares upon vesting in March 2016. An additional 5,000 performance-based RSUs will be eligible for vesting in a single increment on March 15, 2020 subject to achievement of certain cumulative financial targets of Echo, Inc.

Outstanding Equity Awards at 2015 Fiscal Year End

The following table provides information related to options and restricted share units held by the Named Executive Officers that were outstanding at the end of fiscal year 2015.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable	Number of Securities Underlying Unexercised Options- Unexercisable	Option Exercise Price(1)	Option Expiration Date(2)	Number of Units of Stock That Have Not Vested		Market Value of Units of Stock That Have Not Vested(3)	Equity Incentive Plan Awards: Number of Unearned Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Market Value of Unearned Units of Stock That Have Not Vested(3)

Robert A. Frist, Jr.	—	—	—	—	11,056	(4)	$243,232	—		$—

J. Edward Pearson	20,000	—	$3.58	2/11/2018
	25,000	—	$7.66	2/11/2019
	6,000	—	$2.01	2/12/2019
	—	—	—	—	12,806	(5)	281,732	—		—

Gerard M. Hayden, Jr.	9,750	—	$3.15	5/19/2018
	20,000	—	$3.58	2/11/2018
	25,000	—	$7.66	2/11/2019
	15,000	—	$2.01	2/12/2019
	—	—	—	—	12,021	(6)	264,462	—		—

Michael Sousa	—	—	—	—	14,520	(7)	319,440	26,250	(9)	577,250

Thomas Schultz	—	—	—	—	9,820	(8)	216,040	—		—

(1)	The exercise price is the closing price of our common stock on NASDAQ on the date of grant.
(2)	Options generally vest over four years and expire eight years from the date of grant.
(3)	The dollar amount was determined by multiplying the number of share units by $22.00 (the closing price of the Company’s common stock on December 31, 2015)
(4)	The units of stock that have not vested represent RSUs that were granted on various dates and that vest in the following manner assuming continued employment through the vesting date: 2,955 shares vest March 2016; 3,821 shares vest March 2017; 2,715 shares vest March 2018; and 1,565 shares vest March 2019.
(5)	The units of stock that have not vested represent RSUs that were granted on various dates and that vest in the following manner assuming continued employment through the vesting date: 4,705 shares vest March 2016; 3,821 shares vest March 2017; 2,715 shares vest March 2018; and 1,565 shares vest March 2019.
(6)	The units of stock that have not vested represent RSUs that were granted on various dates and that vest in the following manner assuming continued employment through the vesting date: 4,558 shares vest March 2016; 3,612 shares vest March 2017; 2,442 shares vest March 2018; and 1,409 shares vest March 2019.
(7)	The units of stock that have not vested represent RSUs that were granted on various dates and that vest in the following manner assuming continued employment through the vesting date: 7,457 shares vest March 2016; 3,107 shares vest March 2017; 2,391 shares vest March 2018; and 1,565 shares vest March 2019.
(8)	The units of stock that have not vested represent RSUs that were granted on various dates and that vest in the following manner assuming continued employment through the vesting date: 453 shares vest March 2016; 1,600 shares vest in June 2016; 604 shares vest March 2017; 2,400 shares vest in June 2017; 906 shares vest March 2018; 2,800 shares vest June 2018; and 1,057 shares vest March 2019.
(9)	The unearned units of stock that have not vested represent performance-based RSUs awarded on September 24, 2015 and that vest in the following manner assuming achievement of requisite performance criteria and continued employment through the vesting date: 5,000 shares vest March 2017; 5,000 vest March 2018; 5,000 vest March 2019; 11,250 shares vest March 2020.

Options Exercised and Stock Vested During 2015

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Robert A. Frist, Jr.	—	$—	1,589	$40,821
J. Edward Pearson	37,100	813,218	3,089	79,356
Gerard M. Hayden, Jr.	—	—	3,029	77,815
Michael Sousa	6,563	137,364	2,324	59,704
Thomas Schultz	—	—	1,200	36,504

(1)	The value realized equals the difference between the option exercise price and the closing price of the Company’s stock on the date of exercise, multiplied by the number of shares to which the exercise relates.
(2)	The value realized equals the number of shares vested, multiplied by the closing price of the Company’s stock on the vesting date.

Equity Compensation Plan Information

The following table sets forth certain information, as of December 31, 2015, concerning shares of the Company’s common stock authorized for issuance under all of the Company’s equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)		(b)	(c)

Equity compensation plans approved by security holders	737,728	(2)	$6.45	486,904

Equity compensation plans not approved by security holders	—		$—	—

Total equity compensation plans	737,728		$6.45	486,904

(1)	The weighted average exercise price is calculated only on the exercise prices of the outstanding options and does not reflect the shares issuable upon vesting of outstanding RSUs, which do not have an exercise price.
(2)	This number includes 519,875 shares subject to outstanding options and 217,853 shares subject to outstanding RSUs.

Potential Payments Upon Termination or Change-in-Control

As of December 31, 2015, we maintained only one employment agreement for our Named Executive Officers, with Robert A. Frist, Jr., our Chief Executive Officer. The term of the agreement automatically extends for successive one year periods unless either party provides 90 days advance notice of their intent not to further extend the then current employment term, in which case the employment agreement shall expire and terminate at the end of the then current employment term. Mr. Frist is entitled to severance benefits if we terminate him without cause; if he resigns for good reason after a change-in-control; if he resigns upon the occurrence of a material change in the terms of his employment; or if he resigns upon the occurrence of a material breach of the agreement by the Company. If any such termination occurs, Mr. Frist will be entitled to a severance benefit equal to 1.5 times the most recent recommended salary by our Compensation Committee for him. In addition, if Mr. Frist terminates his employment for good reason after the occurrence of a change-in-control, all options, shares and other benefits will fully vest immediately. If Mr. Frist is terminated for cause, or because of his death, disability, or voluntary resignation without good reason, he would not be entitled to any compensation or benefits beyond his effective termination date, other than benefits provided through statutory requirements.

Under the terms of the 2000 Plan and the 2010 Plan and the respective award agreements underlying such plans, any outstanding stock options or RSUs will become fully vested and options will become exercisable upon a change-in-control (as defined in such plans). Alternatively, under the terms of the 2000 Plan and 2010 Plan, upon the occurrence of a change-in-control, at the discretion of the Compensation Committee, cash payments may be made in respect of outstanding vested options or RSUs (or unvested options or RSUs, if so determined by the Compensation Committee) based on the difference between the change-in-control price per share of common stock and the per share exercise price, if any, under such award, multiplied by the number of shares of common stock subject to such vested or (if applicable) unvested award. Under the terms of the 2000 Plan and the 2010 Plan, the change-in-control price is to be based on the highest price paid per share for any transaction reported on NASDAQ at any time during the 60 day period immediately preceding the occurrence of the change-in-control.

The following table shows the potential payments described above for our Named Executive Officers:

Name	Termination without cause, resignation for good reason, or resignation for good reason after a change-in- control	Change-in- control	Involuntary termination for cause or resignation without good reason	Retirement	Death or disability
Robert A. Frist, Jr.
Cash severance(1)	$445,202	$—	$—	$—	$—
Accelerated vesting of stock awards(2)	—	281,044	—	—	—

J. Edward Pearson
Accelerated vesting of stock awards(2)	—	1,346,789	—	—	—

Gerard M. Hayden, Jr.
Accelerated vesting of stock awards(2)	—	1,754,656	—	—	—

Michael Sousa
Accelerated vesting of stock awards(2)	—	479,283	—	—	—

Thomas Schultz
Accelerated vesting of stock awards(2)	—	249,624	—	—	—

(1)	Value is based on the employment agreement described above and on Mr. Frist’s salary as of December 31, 2015.
(2)	Value of stock options is based on the highest price paid for our stock reported on NASDAQ in the 60 day period prior to December 31, 2015 of $25.42 per share, less the exercise price of any of such individual’s outstanding in-the-money stock options, multiplied by the total of the outstanding in-the-money stock options for such individual. Value of RSUs is based on the same price mentioned above of $25.42 per share multiplied by the number of RSU awards outstanding.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2016 (unless otherwise noted), for:

•	each person who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and nominees;

•	each of our Named Executive Officers; and

•	all of our directors and executive officers as a group.

The percentages of shares outstanding provided in the table are based on 31,724,024 shares outstanding as of March 31, 2016. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of stock listed as owned by that person. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right. Shares issuable upon exercise of options that are exercisable within 60 days of March 31, 2016 and RSUs that will vest within 60 days of March 31, 2016 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our common stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual. The address of each of our directors and executive officers listed below is c/o HealthStream, Inc., 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203.

Name	Number of Shares		Percent
Robert A. Frist, Jr.	5,644,941		17.8%
FMR LLC	4,746,889	(1)	15.0%
BlackRock, Inc.	2,512,838	(2)	7.9%
The Vanguard Group	1,904,106	(3)	6.0%
Pembroke Management, LTD	1,747,728	(4)	5.5%
Frank Gordon	295,247	(5)	*
J. Edward Pearson	147,457	(6)	*
Thompson S. Dent	111,032	(7)	*
Michael Shmerling	107,958	(8)	*
Gerard M. Hayden, Jr.	78,277	(9)	*
Linda Rebrovick	65,338	(10)	*
Dale Polley	44,338		*
William W. Stead	42,038	(11)	*
C. Martin Harris, M.D.	33,147	(12)	*
Deborah Taylor Tate	28,688	(13)	*
Jeffrey L. McLaren	25,805	(14)	*
Michael Sousa	22,619		*
Thomas Schultz	1,176
All directors and executive officers as a group (15 persons)	6,700,314	(15)	21.1%

*	Less than one percent.
(1)	Based on a Schedule 13G/A filed February 12, 2016 by FMR LLC, Abigail P. Johnson and Select HealthCare Portfolio. FMR LLC, Abigail P. Johnson and Select HealthCare Portfolio list their address as 245 Summer Street, Boston, MA 02210, in such filing. FMR LLC has sole voting power with respect to 133,500 shares. FMR LLC and Abigail P. Johnson have sole dispositive power with respect to 4,746,889 shares. Select HealthCare Portfolio has sole voting power with respect to 2,000,000 shares.

(2)	Based on a Schedule 13G/A filed January 22, 2016 by BlackRock, Inc. BlackRock, Inc. lists its address as 55 East 52nd Street, New York, NY 10022, in such filing. BlackRock, Inc. has sole voting power with respect to 2,452,139 shares and sole dispositive power with respect to 2,512,838 shares.
(3)	Based on a Schedule 13G filed February 10, 2016 by The Vanguard Group. The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355, in such filing. The Vanguard Group has sole voting power with respect to 53,973 shares, sole dispositive power with respect to 1,851,433 shares and shared dispositive power with respect to 52,673 shares.
(4)	Based on a Schedule 13G filed February 8, 2016 by Pembroke Management, LTD. Pembroke Management, LTD lists its address as 1002 Sherbrooke Street West, Suite 1700, Montreal, Quebec H3A 354, in such filing.
(5)	100,000 of these shares are held by Crofton Capital. Mr. Gordon disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in those shares. 11,386 of these shares are held by The Joel Company. Mr. Gordon disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in those shares. Also includes 57,000 shares issuable upon exercise of options.
(6)	Includes 51,000 shares issuable upon exercise of options.
(7)	Includes 52,000 shares issuable upon exercise of options.
(8)	Includes 7,500 shares issuable upon exercise of options.
(9)	Includes 69,750 shares issuable upon exercise of options.
(10)	Includes 46,000 shares issuable upon exercise of options.
(11)	Includes 15,000 shares issuable upon exercise of options.
(12)	Includes 26,250 shares issuable upon exercise of options.
(13)	Includes 15,000 shares issuable upon exercise of options.
(14)	Includes 15,000 shares issuable upon exercise of options.
(15)	Includes 399,500 shares issuable upon exercise of options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of the outstanding shares of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on our review of those reports filed during 2015 and certain written representations from our officers and directors, we believe that all Section 16 reporting persons timely filed all reports required under Section 16(a) of the Exchange Act, except as follows: Michael Sousa, who failed to timely file one Form 4 reporting the disposal of shares of the Company’s common stock.

AUDIT COMMITTEE REPORT FOR 2015

The Audit Committee of the Board is comprised of three directors who are independent directors under the categorical standards set forth in NASDAQ Rule 5605(a)(2) and who satisfy the independence requirements under NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act. During 2015, the members of the Audit Committee were Dale Polley, Michael Shmerling, and C. Martin Harris, M.D. Mr. Polley is the Chairman of the Committee.

In accordance with its written charter, the Audit Committee is charged with oversight of the integrity of HealthStream’s financial reporting process; our system of internal controls regarding finance, accounting and legal compliance; the qualification, independence and performance of our independent registered public accounting firm; and the process utilized by management for identifying, evaluating and mitigating risks inherent in the business. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. Among other things, the Audit Committee monitors preparation by our management of quarterly and annual financial reports and interim earnings releases; reviews Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to the filing of our periodic reports with the SEC; supervises our relationship with our independent registered public accounting firm, including making decisions with respect to appointment or removal, reviewing the scope of audit services, approving audit and non-audit services and annually evaluating the independent registered public accounting firm’s independence; and oversees management’s implementation and maintenance of effective systems of internal accounting and disclosure controls, including review of our policies relating to legal and regulatory compliance. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed in accordance with the applicable requirements of the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company, including matters in the written disclosures required by the Public Company Accounting Oversight Board’s applicable requirements, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their understanding of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In addition to reviewing, evaluating and ensuring the rotation of the lead partner of the independent registered public accounting firm, the Audit Committee obtains and reviews a report from the independent registered public accounting firm regarding (a) the independent registered public accounting firm’s internal quality control procedures, (b) any material issues raised by the most recent quality control review, or peer review of the independent registered public accounting firm, or any material inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent registered public accounting firm and (c) any steps taken to deal with such issues.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Dale Polley, Audit Committee Chairman

C. Martin Harris, M.D., Audit Committee Member

Michael Shmerling, Audit Committee Member

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

PROPOSAL ONE - ELECTION OF DIRECTORS

The Board has nominated and recommends to the shareholders, Thompson S. Dent, Jr., Dale Polley, William W. Stead, M.D. and Deborah Taylor Tate, for election as Class I directors to serve until the annual meeting of shareholders in 2019 and until such time as their respective successors are duly elected and qualified. Mr. Dent, Mr. Polley, Dr. Stead, and Ms. Tate are currently Class I directors of the Company having been previously elected by the shareholders. Each of the director nominees must receive affirmative votes from a plurality of the shares voting to be elected.

If any of the nominees should become unable to serve as a director, the persons named in the proxy may vote for such other person or persons, if any, as may be designated by the Board, or our Board may choose to reduce its size. Management has no reason to believe that any of the nominees named above will be unable to serve. Certain information with respect to directors who are nominees for election at the Annual Meeting and with respect to continuing directors who are not nominees for election at the Annual Meeting is set forth on pages eight to eleven of this proxy statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for and has the ultimate authority for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee engages in an annual evaluation of the independent registered public accounting firm’s qualifications, including, among other things, assessment of the firm’s quality of service, the firm’s depth of understanding and expertise with respect to our business, the firm’s sufficiency of resources, the appropriateness of the firm’s fees, and the firm’s independence and objectivity. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Services provided to the Company and its subsidiaries by Ernst & Young LLP in fiscal 2015 and 2014 are described below under “Audit and Non-Audit Fees.”

Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to questions.

Ratification of the appointment of Ernst & Young LLP will be approved if the number of shares of Company common stock cast “FOR” such proposal exceeds the number of shares of Company common stock cast “AGAINST” such proposal. The Audit Committee believes that the retention of Ernst & Young LLP as our independent registered public accounting firm is in the best interest of the Company and our shareholders. If the Company’s shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment and may affirm the appointment or retain another independent accounting firm. Even if the appointment is ratified, the Audit Committee may in the future replace Ernst & Young LLP as our independent registered public accounting firm if it is determined that it is in the Company’s best interest to do so.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Audit and Non-Audit Fees

Audit Fees. Fees for audit services totaled $598,000 and $504,300 in 2015 and 2014, respectively, including fees associated with the audit of our annual financial statements and internal control over financial reporting and the reviews of our quarterly reports on Form 10-Q. In addition, the audit fees for 2015 also include amounts related to consent procedures in connection with our regulatory filings.

Audit-Related Fees. There were no fees paid for audit-related services during 2015 or 2014.

Tax Fees. There were no fees paid for tax services during 2015 or 2014.

All Other Fees. There were no other fees paid during 2015 or 2014 that were not included in the captions above.

Pre-Approval of Audit and Non-Audit Fees

The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm. In 2015 and 2014, the Audit Committee approved all audit and non-audit fees disclosed above. The Audit Committee’s pre-approval policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to approve permitted services provided that the Chairman reports any decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL THREE - ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders with the opportunity to cast an advisory, non-binding vote on the executive compensation of our Named Executive Officers (“executive compensation”) in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act. While the vote on this proposal is advisory and non-binding, the Compensation Committee, which is responsible for designing and administering our executive compensation program, highly values the opinions of our shareholders. We will consider the vote of our shareholders when making compensation decisions for the Named Executive Officers in the future. The approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement will be approved if the number of shares of Company common stock voted “FOR” such proposal exceeds the number of shares of Company common stock voted “AGAINST” such proposal.

We have described the compensation of the Named Executive Officers under “EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS” and “EXECUTIVE COMPENSATION—SUMMARY COMPENSATION TABLE” sections of this proxy statement. We have a strong “pay for performance” philosophy for our executive compensation program, which is designed to reward executive officers for maximizing our success, as determined by our performance relative to our financial and operational goals. We seek to reward our executives for both near-term and sustained longer-term financial and operating performance as well as leadership excellence. Compensation opportunities are intended to align the economic interests of executives with those of our shareholders and encourage them to remain with the Company for long and productive careers.

At the Company’s 2015 annual meeting of shareholders, approximately 98% of the votes cast supported the advisory vote on executive compensation. The Compensation Committee believes this affirmed shareholders’ support of the Company’s approach to executive compensation.

The Compensation Committee reviews on an ongoing basis the compensation programs for the Named Executive Officers to ensure that such programs achieve the desired goals of enhancing the long-term total return to our shareholders and building a better company by implementing compensation programs that reward both company-wide and individual performance, aligning our executives’ interests with those of our shareholders and allowing us to attract and retain talented executives. For additional information regarding our executive compensation, including our 2015 executive compensation decisions, please see “EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 23 of this proxy statement.

In light of the foregoing considerations, we are asking our shareholders to indicate their approval, on an advisory basis, of the compensation of the Named Executive Officers as disclosed in this proxy statement. Accordingly, we recommend that our shareholders vote “FOR” the following resolution at the 2016 Annual Meeting of Shareholders:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the 2016 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL FOUR – APPROVAL OF THE 2016 OMNIBUS INCENTIVE PLAN

We are asking shareholders to approve the 2016 Omnibus Incentive Plan. A summary of the principal features of the 2016 Omnibus Incentive Plan is set forth below, and the full text of the 2016 Omnibus Incentive Plan is attached as Appendix A to this proxy statement.

Overview of the 2016 Omnibus Incentive Plan

On March 17, 2016, our Compensation Committee adopted the HealthStream, Inc. 2016 Omnibus Incentive Plan, effective as of May 26, 2016 (the “2016 Plan”), subject to the approval of shareholders at this Annual Meeting. Our Board is seeking shareholder approval of the Plan in accordance with the rules of the Nasdaq Stock Market. Our Board is also requesting this vote by the shareholders to approve material terms of the performance goals for awards that may be granted under the 2016 Plan as required under Section 162(m) of the Internal Revenue Code of 1986 as amended (the “Code”), in order to satisfy the shareholder approval requirements of Section 162(m) of the Code.

The 2016 Plan is intended to replace the Company’s existing equity compensation plan, the HealthStream, Inc. 2010 Stock Incentive Plan (the “2010 Plan”). If the Company’s shareholders approve the 2016 Plan at the Annual Meeting, no additional awards will be granted under the 2010 Plan after the date of such approval. Outstanding awards under the 2010 Plan and the Company’s 2000 Stock Incentive Plan, as amended (the “2000 Plan”), however, will continue to be governed by the 2010 Plan and the 2000 Plan, as applicable, and the agreements under which they were granted.

If the Company’s shareholders do not approve the 2016 Plan, compensatory grants may continue to be made under the 2010 Plan to the extent that shares of common stock remain available for grant under the 2010 Plan. As of March 31, 2016, 333,956 shares of common stock remained available for grant under the 2010 Plan, which has an expiration date of May 27, 2020.

The 2016 Plan, like the 2010 Plan, allows us to offer equity-based compensation to our officers, employees, directors and consultants in the form of stock options, stock appreciation rights, restricted stock, RSUs, performance shares, performance units and other awards. The proposal to approve the 2016 Plan does not imply that we intend to materially alter our compensation practices, although, as was the case under the 2010 Plan, the Company and the Compensation Committee maintain the ability to do so.

The following highlights certain provisions in the 2016 Plan, including, where applicable, differences with the 2010 Plan:

Plan Feature	2016 Plan Terms	Change from 2010 Plan
Authorized Shares	(a) 1,500,000 shares (which equals (i) 1,166,044 shares plus (ii) the number of shares available for grant under the 2010 Plan as of March 31, 2016 (333,956 shares)), less (b) any shares (adjusted based on the fungible share counting provision set forth below) granted under the 2010 Plan after March 31, 2016.	The 2010 Plan originally made 1,500,000 shares available for grant (which equaled (a) 406,613 shares plus (b) the number of shares available for grant under the 2000 Plan as of the effective date of the 2010 Plan (1,093,387 shares).

Fungible Share Counting	Each share subject to a full-value award will reduce share reserve by 1.5 shares, and each share subject to an option or SAR will reduce share reserve by one shares.	No change.

Expiration Date	Would expire on 10th anniversary of the effective date of the plan (May 26, 2026).	Would expire on 10th anniversary of the effective date of the plan (May 27, 2020).

No Liberal Share Recycling	The following shares will not again become available for awards under the 2016 Plan: (1) shares tendered or withheld in payment of the exercise price of an option award; (2) shares tendered or withheld to satisfy any tax withholding obligation with respect to an award; (3) shares repurchased by the company with proceeds received from the exercise of an option award; and (4) shares subject to an SAR that are not issued in connection with the stock settlement of that SAR upon its exercise.	The 2016 Plan does not include a provision included in the 2010 Plan which provides that the Compensation Committee may make other determinations regarding the counting of shares pursuant to the plan to the extent permitted by law.

Forfeiture, Etc.	Awards made under the 2010 Plan or the 2016 Plan which terminate, expire unexercised, or are settled for cash, forfeited or cancelled will be added back to the share reserve.	No change.

No Repricing	Prohibits the repricing of stock options or SARs without shareholder approval. This restriction applies to both direct repricing (lowering the exercise price of a stock option) and indirect repricing (canceling an outstanding stock option in exchange for cash or another award).	The 2016 Plan explicitly provides that no action may be taken that would be treated as a “repricing” under Nasdaq Stock Market rules without shareholder approval (the 2010 Plan did not contain such a provision).

Recoupment/ Clawback Provisions	Awards will be subject to recoupment under certain circumstances, including to the extent (1) set forth in any award agreement, (2) set	The 2010 Plan did not contain any clawback or recoupment provisions.

forth in the Company’s Compensation Recoupment policy, as it may be amended, including to comply with the clawback provisions under the Dodd-Frank Act once final SEC rules are adopted, and (3) the recoupment provisions of the Sarbanes-Oxley Act apply to the recipient.

Limits on Non-Employee Director Compensation	The aggregate value of all compensation (both cash and equity) paid or granted, as applicable, to any non-employee director in any calendar year shall not exceed $300,000 (subject to exceptions for extraordinary circumstances such as service on a special committee).	The 2010 Plan did not contain any limit on the amount of non-employee director compensation.

We recognize that equity compensation programs dilute shareholder equity and need to be used judiciously. We manage our long-term dilution by considering the number of shares subject to equity awards that we grant annually, commonly expressed as a percentage of total shares outstanding and referred to as burn rate. Burn rate is a key measure of dilution that shows how rapidly a company is depleting its shares reserved for equity compensation plans, and differs from annual dilution because it does not take into account cancellations and other shares returned to the reserve. We believe our historical share utilization rate has been prudent and mindful of shareholder interests.

The following table sets forth information regarding historical awards granted in 2015, 2014 and 2013, and the corresponding burn rate, as defined below:

	2015	2014	2013
Stock Options Granted (1)	—	—	—
Full-Value Awards Granted (2)	159,665 (4)	71,270	80,250

Total Awards Granted	159,665	71,270	80,250
Weighted Average Common Shares Outstanding	30,056,533	27,570,161	26,852,900
Annual Burn Rate(3)	0.5%	0.3%	0.3%
Three Year Average Burn Rate	0.4%

(1)	During this three-year period, the Company, consistent with its current compensation practices, did not grant any stock options.
(2)	Reflects the number of full-value awards (without taking into account the fungible share counting provisions included in the 2010 Plan) granted to employees, officers and directors during the applicable year, consisting of time-based RSU awards, the full-value awards granted to employees of the Company in 2015 referenced in footnote 4 below, and the performance-based RSU awards made to Mr. Sousa in 2015 as discussed above under “Compensation Discussion and Analysis.”
(3)	This chart reflects the 30,000 performance-based RSUs granted to Mr. Sousa in 2015, even though the Summary Compensation Table above, consistent with SEC guidance, only reflects the fair value of 8,750 of those awards in light of the fact that performance criteria was not established in 2015 for the remaining 21,250 awards.
(4)	Includes 49,310 shares granted by the Company to otherwise ineligible employees of the Company in 2015 in connection with the contribution by Robert A. Frist, Jr. of his personally-owned shares to the Company without any consideration paid to him.

In addition, in fiscal year 2016 through March 31, 2016, we granted 103,210 time-based RSUs. On March 31, 2016 the closing price of a share of the Company’s common stock on the Nasdaq Stock Market was $22.09 per share.

An additional metric that we use to measure the cumulative impact of our equity program is overhang. Overhang is defined as (A) the total number of equity awards outstanding but not exercised or settled, plus (B) the number of shares available to be granted under our equity incentive plans, divided by (C) the total common shares outstanding plus A plus B. Overhang measures the potential dilutive effect of all outstanding equity awards and shares available for future grants. The Company’s overhang as of

March 31, 2016, was 3%. If the proposed 1,500,000 shares under the 2016 Plan (which includes 333,956 previously authorized shares carried over from the 2010 Plan) are included in the calculation, the Company’s overhang as of such date would have been 7%.

The Company believes that the burn rate and overhang referenced above reflect the sound compensation practices of the Company and represent a judicious use of equity for compensation purposes.

In determining to adopt the 2016 Plan and to recommend the 2016 Plan to our shareholders, the Compensation Committee and the Board considered various factors, including the provisions included in the 2016 Plan, the number and type of awards made by us in recent years under the 2010 Plan, our burn rate, our current overhang and potential overhang if the 2016 Plan is approved by our shareholders, the Company’s inability to make awards that qualify as “performance-based” for purposes of being excluded from the tax deductibility limitations set forth in Section 162(m) of the Code if the 2016 Plan is not approved by our shareholders, and the influence and guidelines of certain proxy advisory firms.

General Plan Information

The following is a summary of the principal features of the 2016 Plan. The following summary is not a complete description of all the provisions of the 2016 Plan and is qualified in its entirety by reference to the 2016 Plan, a copy of which is attached hereto as Appendix A and incorporated herein by reference.

Purpose. The purpose of the 2016 Plan is to promote the interests of the Company and its shareholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its subsidiaries and affiliates, (ii) motivating those individuals by means of incentives to achieve long-range performance goals, and (iii) linking the compensation of those individuals to the long-term interests of the Company and its shareholders.

Shares Available for Awards under the Plan. Under the 2016 Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the 2016 Plan, the maximum aggregate number of shares of common stock with respect to which awards may be granted under the 2016 Plan (the “Share Reserve”) will be (i) 1,166,044, plus (ii) the number of shares available for grant under the 2010 Plan as of March 31, 2016 (333,956), less one (1) share for any share subject to an option or SAR granted pursuant to the 2010 Plan after March 31, 2016 and one and one-half (1.5) shares for any share subject to awards other than options or SARs granted pursuant to the 2010 Plan after March 31, 2016.

Under the 2016 Plan, each share issued pursuant to an option or an SAR shall reduce the Share Reserve by one (1) share. In addition, under the 2016 Plan, each share issued pursuant to an award other than options or SARs shall reduce the Share Reserve by one and one-half (1.5) shares.

Subject to adjustment as provided by the terms of the 2016 Plan, the Share Reserve shall be increased by the number of shares with respect to which awards were granted under the 2000 Plan or the 2010 Plan as of the date the 2016 Plan is approved by our shareholders at this Annual Meeting, but which thereafter terminate, expire unexercised, or are settled for cash, forfeited or cancelled without delivery of the shares under the terms of the 2000 Plan or the 2010 Plan. Any such shares that are added to the Share Reserve will be added as (i) one (1) share if such shares were subject to options or SARs granted under the 2000 Plan or the 2010 Plan, and (ii) as one and one-half (1.5) shares if such shares were subject to awards other than options or SARs granted under the 2010 Plan or awards other than options or SARs granted under the 2000 Plan. Notwithstanding the foregoing, the following shares underlying any award under the 2000 Plan, the 2010 Plan or the 2016 Plan will not again become available for awards under the 2016 Plan:

(1) shares tendered or withheld in payment of the exercise price of an option award: (2) shares tendered or withheld to satisfy any tax withholding obligation with respect to an award; (3) shares repurchased by the company with proceeds received from the exercise of an option award; and (4) shares subject to an SAR that are not issued in connection with the stock settlement of that SAR upon its exercise.

Shares of common stock subject to an award under the 2016 Plan that are cancelled, expire unexercised, forfeited, settled in cash or otherwise terminated without a delivery of shares of common stock to the participant (excluding shares of common stock withheld to pay taxes with respect to any award or shares cancelled on exercise of options or settlement of SARs in payment of the exercise price thereof) will increase the Share Reserve to the extent of any such settlement, forfeiture, termination, expiration or cancellation. Any such shares that are added to the Share Reserve will be added as (i) one (1) share if such shares were subject to options or SARs granted under the 2016 Plan, and (ii) as one and one-half (1.5) shares if such shares were subject to awards other than options or SARs granted under the 2010 Plan or awards other than options or SARs granted under the 2010 Plan. Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines (“Substitute Awards”), do not reduce the number of shares available for awards under the 2016 Plan.

With certain limitations, awards made under the 2016 Plan may be adjusted by the Compensation Committee to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2016 Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.

Eligibility and Administration. Current and prospective officers and employees, and directors of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the 2016 Plan. As of March 31, 2016, approximately 50 individuals were eligible to participate in the 2016 Plan (assuming that the 2016 Plan is approved by our shareholders at this Annual Meeting). However, the Company has not at the present time determined who will receive the shares of common stock that will be authorized for issuance under the 2016 Plan or how they will be allocated. The Compensation Committee will administer the 2016 Plan, provided that the 2016 Plan also permits the Board of Directors to approve awards to non-employee directors. The 2016 Plan provides that the Compensation Committee will be composed of not less than two non-employee directors, each of whom will be an independent director as defined by the listing standards of NASDAQ. Subject to the terms of the 2016 Plan, the Compensation Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the 2016 Plan, and make all other determinations which may be necessary or desirable for the administration of the 2016 Plan.

Non-Employee Director Compensation Limit. The aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including equity awards granted and cash fees paid by the Company to such non-employee director, will not exceed $300,000 in value, calculating the value of any awards granted under the 2016 Plan based on the grant date fair value of such awards for financial reporting purposes. The Board of Directors may make exceptions to this applicable limit described above for individual non-employee directors in extraordinary circumstances, such as where any such non-employee director is serving on a special litigation or transactions committee of the Board of Directors, as the Board of Directors may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation involving such non-employee director.

Stock Options and Stock Appreciation Rights. The Compensation Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, to participants in the 2016 Plan (except that incentive stock options may only be granted to our employees, subject to applicable requirements of the Code). The Compensation Committee may specify the terms of such grants subject to the terms of the 2016 Plan. The Compensation Committee is also authorized to grant SARs, either with or without a related option. The grant of a stock option or SAR will occur when the Compensation Committee by appropriate action determines to grant a participant a stock option or SAR and establishes the number of shares and exercise price of such award, or on such later date as the Compensation Committee may specify. The exercise price per share subject to an option or SAR is determined by the Compensation Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards.

Except in connection with corporate transactions involving the Company (such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Compensation Committee shall not have the power to (i) amend the terms of previously granted options or SARs to reduce the exercise price thereof, (ii) cancel such options or SARs and grant either substitute options or SARs with a lower exercise price than the cancelled award or any other award, (iii) cancel such options or SARs in exchange for cash, or (iv) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market, or any other market or exchange as is the principal trading market for the shares, in each case without the approval of the Company’s shareholders.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Compensation Committee, except that no option or SAR may have a term exceeding 10 years (provided that under certain circumstances the period of time over which an option or SAR may be exercised will be automatically extended if on the scheduled expiration date of the award exercise would violate applicable securities law, subject to certain limitations as described in the 2016 Plan). Incentive stock options that are granted to holders of more than 10% of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.

Payment of the option price must be made (i) in cash or cash equivalents, (ii) at the discretion of the Compensation Committee, by transfer, either actually or by attestation, to the Company of unencumbered shares previously acquired by the participant valued at the fair market value of such shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Compensation Committee, (iii) by a combination of such cash (or cash equivalents) and such shares, or (iv) at the discretion of the Compensation Committee and subject to applicable securities laws, by (A) delivering a notice of exercise of the option and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes or (B) withholding shares otherwise deliverable to the participant pursuant to the option having an aggregate fair market value at the time of exercise equal to the total option price together with any applicable withholding taxes. Until the optionee has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares. No dividend equivalent rights may be granted with respect to stock options or SARs.

Restricted Shares and Restricted Share Units. The Compensation Committee is authorized to grant restricted shares of common stock and restricted share units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment (or other service-providing capacity) prior to the end of a restricted period or other conditions specified by the Compensation Committee in the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a shareholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred for value, encumbered or disposed of (other than pursuant to will or the laws of descent) during the restricted period or until after fulfillment of the restrictive conditions.

Each restricted share unit has a value equal to the fair market value of a share of common stock on the date of grant. The Compensation Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. Unless otherwise provided in an award agreement, a participant will receive dividend equivalent rights in respect of any vested restricted share units at the time of any payment of dividends to shareholders on shares. Except as determined otherwise by the Compensation Committee, restricted share units may not be transferred, encumbered or disposed of (and no transfers for consideration shall be permitted). In addition, except as may otherwise be provided in an award agreement such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment (or other service-providing capacity) of the Company for the restricted period and any other restrictive conditions relating to the restricted share units are met.

Performance Awards. A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Compensation Committee, and payable at such time and in such form as the Compensation Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Compensation Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award, except as otherwise determined by the Compensation Committee. A participant’s rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution or as the Compensation Committee may otherwise determine.

Performance awards are subject to certain specific terms and conditions under the 2016 Plan. Performance goals for Covered Officers will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units, business segments or divisions: (a) earnings before interest, taxes, depreciation and/or amortization (EBITDA) and Adjusted EBITDA; (b) operating (or gross) income or profit; (c) operating efficiencies; (d) return on equity, assets, capital, capital employed or investment; (e) after tax operating income; (f) net income; (g) earnings or book value per share; (h) financial ratios; (i) cash flow(s); (j) total sales or revenues or sales or revenues per employee; (k) production (separate work units or SWUs); (l) stock price or total shareholder return; (m) dividends; (n) debt or cost reduction; (o) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions, joint ventures or collaborations, or divestitures; or (q) any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit, business segment or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, or to assets or net assets. The Compensation Committee may appropriately adjust any evaluation of performance under criteria set forth in the 2016 Plan to exclude any of the following events that occurs during a performance period: (i) asset impairments or write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any items that are “unusual in nature” or “infrequently occurring” within the meaning of generally accepted accounting principles or other extraordinary items that are included within management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (vi) the effect of adverse governmental or regulatory action, or delays in governmental or regulatory action; (vii) any other event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; and (viii) any other similar item or event selected by the Compensation Committee in its sole discretion; provided, that the Compensation Committee commits to make any such adjustments within the 90 day period described in the following paragraph.

To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Compensation Committee will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Compensation Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Compensation Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Compensation Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the 2016 Plan is 150,000, and the maximum annual amount of all performance awards that are settled in cash that may be granted in any year is $1,500,000.

Other Stock-Based Awards. The Compensation Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Compensation Committee will determine the terms and conditions of such awards, consistent with the terms of the 2016 Plan.

Non-Employee Director Awards. Subject to applicable legal requirements and the limits on compensation paid to non-employee directors as noted above, the Compensation Committee and/or the Board of Directors may provide that all or a portion of a non-employee director’s annual retainer and/or meeting fees or other awards or compensation as determined by the Compensation Committee and/or the Board of Directors be payable in non-qualified stock options, SARs, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Compensation Committee and/or the Board of Directors will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director’s service as a member of the Board of Directors.

Termination of Employment. The Compensation Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.

Change in Control. Unless otherwise provided by the Compensation Committee, or in an award agreement or by a contractual agreement between the Company and a participant, if, within one year following a change in control, a participant separates from service with the Company (or its successor) by reason of (a) death; (b) total disability; (c) normal retirement or early retirement; (d) for good reason by the participant; or (e) involuntary termination by the Company for any reason other than for cause, all outstanding awards of such participant shall vest, become immediately exercisable and payable and have all restrictions lifted. For purposes of an award subject to Section 409A of the Code, good reason shall exist only if (i) the participant notifies the Company of the event establishing good reason within 90 days of its initial existence, (ii) the Company is provided 30 days to cure such event and (iii) the participant separates from service with the Company (or its successor) within 180 days of the initial occurrence of the event.

The Compensation Committee may, in its discretion, provide in any award agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding award or portion thereof and shares acquired pursuant thereto upon such conditions (if any), including termination of the participant’s service prior to, upon, or following such Change in Control, to such extent as the Compensation Committee may determine or the award agreement may provide. In the event of a Change in Control, and without the consent of any participant, the Compensation Committee may, in its discretion, provide that for a period of at least fifteen (15) days prior to the Change in Control, any options or stock appreciation rights shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such stock options or stock appreciation rights shall terminate and be of no further force and effect.

The Compensation Committee may, in its discretion and without the consent of any participant, determine that, upon the occurrence of a change in control, each or any award or a portion thereof outstanding immediately prior to the change in control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Compensation Committee) subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the change in control, or (iii) other property which, in any such case, shall be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the change in control, reduced by the exercise or purchase price per share, if any, under such award (which payment may, for the avoidance of doubt, be $0, in the event the per share exercise or purchase price of an award is greater than the per share consideration in connection with the change in control). In the event such determination is made by the Compensation Committee, the amount of such payment (reduced by applicable withholding taxes, if any), if any, shall be paid to participants in respect of the vested portions of their canceled awards as soon as practicable following the date of the change in control and in respect of the unvested portions of their canceled awards in accordance with the vesting schedules applicable to such awards.

Subject to certain qualifications and exceptions set forth in the 2016 Plan, the 2016 Plan defines a “Change in Control” to mean:

•	any person, entity, or affiliated group (with certain exceptions) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of our Company’s then outstanding voting securities;

•	during any 24 month period, individuals who at the beginning of such period constitute our Board cease for any reason to constitute a majority of our Board, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose; or

•	as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction.

Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2016 Plan or any portion of the 2016 Plan at any time, except that shareholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement (including, without limitation, the rules of the Nasdaq Stock Market, or any other such market or exchange as is the principal trading market for the Company’s common stock) with which the Board of Directors deems it desirable or necessary to comply. The Compensation Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Compensation Committee may not materially and adversely affect the rights of any award holder without the award holder’s consent.

Forfeiture Events. Any award granted pursuant to the 2016 Plan shall be subject to mandatory repayment by the participant to the Company (i) to the extent set forth in any award agreement, (ii) to the extent provided in the Company’s Compensation Recoupment Policy, as it may be amended from time to time, (iii) to the extent that such participant is, or in the future becomes, subject to any other “clawback” or recoupment policy adopted by the Company or any affiliate thereof, including any such policy or amended policy adopted by the Company to comply with the requirements of any applicable laws, rules or regulations, including pursuant to final SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Ac or (iv) to the extent provided under any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws, including the Sarbanes-Oxley Act of 2002.

Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the 2016 Plan, to satisfy withholding and other tax obligations. The Compensation Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award.

Effective Date. The 2016 Plan will become effective as of May 26, 2016, provided that the 2016 Plan has been approved by the shareholders of the Company at this Annual Meeting. No new awards may be granted under the 2016 Plan after May 26, 2026, the tenth anniversary of the effective date of the 2016 Plan.

Certain Federal Income Tax Consequences

The following is a brief summary of certain federal income tax aspects of awards under the 2016 Plan based upon the United States federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend upon his or her particular circumstances and other factors. Participants may also be subject to certain United States state and local taxes and foreign taxes, which are not described herein. The 2016 Plan participants are encouraged to consult their own tax advisors with respect to any state tax considerations or particular federal tax implications of awards granted under the 2016 Plan.

Stock Options. The grant of a stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant is not generally a taxable event to the participant or the Company. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon the exercise of a nonqualified stock option, a participant will recognize ordinary income to the extent that the fair market value of the common stock acquired pursuant to the exercise of the stock option, as of the exercise date, is greater than the exercise price of the stock option. Any income recognized by the participant as a result of the exercise of a nonqualified stock option will be compensation income and will be subject to income and employment tax withholding at the time the common stock is acquired. Subject to certain limitations, the Company generally is entitled to a deduction in an amount equal to the compensation income recognized by the participant.

Sale of Common Stock. If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. The Company will generally be entitled to a deduction of the same amount.

The sale or other taxable disposition of common stock acquired upon the exercise of a stock option will be a taxable event to the participant. In general, the participant selling such common stock will recognize gain or loss equal to the difference between the amount realized by such participant upon such sale or disposition and the participant’s adjusted tax basis in such common stock. A participant’s adjusted tax basis in common stock purchased upon exercise of a stock option will generally be the amount paid for such shares plus the amount, if any, of ordinary income recognized on purchase. Except as described above for common stock acquired by exercise of an incentive stock option for which the required holding periods have not been met, any gain or loss resulting from a sale or disposition of common stock obtained by the participant, either purchased or through the exercise of an option, generally will be taxed as capital gain or loss if such common stock was a capital asset in the hands of the participant. This gain or loss will be taxed as long-term capital gain or loss if at the time of any such sale or disposition the participant has held such common stock for more than one year. The time that such participant holds a stock option (rather than the common stock attributable to such stock option) is not taken into account for purposes of determining whether the participant has held such common stock for more than one year. In addition, there are limits on the deductibility of capital losses by the participant.

Stock Appreciation Rights. The grant of a stock appreciation right with an exercise price at least equal to the fair market value of the common stock on the date of grant is not generally a taxable event to the participant or the Company. The exercise of a stock appreciation right will result in the participant recognizing ordinary income on the value of the stock appreciation right at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a stock appreciation right. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of a stock appreciation right award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the stock appreciation right is exercised.

Other Stock-Based Awards. A participant who is granted any other stock-based award that is not subject to any vesting or forfeiture restrictions, will generally recognize, in the year of grant (or, if later, payment in case of restricted share units and similar awards), ordinary income equal to the fair market value of the cash or other property received. If such other stock-based award is in the form of property that is subject to restrictions, such as a restricted share award, the participant would not recognize ordinary income until the restrictions lapse, unless the participant makes a Section 83(b) Election (as discussed below). If such other stock-based award is in the form a restricted share unit or similar award that does not provide for the delivery of shares or cash until a vesting condition has been satisfied or some later date, the participant would not generally recognize ordinary income until the date the vesting condition is satisfied and the shares or cash have been delivered to the participant. The Company is entitled to a deduction for the amount of ordinary income recognized by the participant with respect to the other stock-based award in the same year as the ordinary income is recognized by the participant.

Performance-Based Awards. Payments made under performance-based awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant. Participants receiving performance-based awards settled in shares of the Company’s common stock will recognize ordinary income equal to the fair market value of the shares of the Company’s common stock received as the performance goals are met and such shares vest, less any amount paid by the participant for the performance shares, unless the participant makes a Section 83(b) Election (discussed below) to be taxed at the time of the grant. A Section 83(b) Election may not be available with respect to certain forms of performance awards. The participant is also subject to capital gain or loss treatment on the subsequent sale of any of the Company’s common stock awarded to a participant as a performance award. Unless a participant makes a Section 83(b) Election, his or her basis in the stock is its fair market value at the time the performance goals are met and the shares become vested.

Section 83(b) Considerations. Participants who acquire shares of common stock subject to a “substantial risk of forfeiture” may make a Section 83(b) election (a “Section 83(b) Election”) with respect to such shares of common stock within 30 days after the date of acquisition. If common stock acquired pursuant to an award is subject to a substantial risk of forfeiture and a participant does not make a Section 83(b) Election, such participant would be subject to tax at ordinary income rates on the excess, if any, of the fair market value of the common stock, on the date or dates that the common stock becomes free of the transfer and forfeiture restrictions, over the price paid for such common stock, if any. In contrast, a participant who makes the Section 83(b) Election will be required to include in income the excess, if any, of the fair market value of the common stock acquired over the price paid for such common stock, if any, and would not be subject to United States federal income tax upon the lapsing of any such transfer or forfeiture restrictions. Any further appreciation in the fair market value of such common stock generally will be taxed as a capital gain, rather than as ordinary income, as discussed more fully below. In addition, a participant who makes a Section 83(b) Election may choose when to recognize such capital gain, because once the Section 83(b) Election has been made, no other taxable event occurs with respect to such common stock until the disposition of such common stock.

A Section 83(b) Election may be disadvantageous, however, if the participant were required to include amounts in income as a result of making the Section 83(b) Election and the common stock subsequently decreases in value, inasmuch as any losses recognized on a subsequent disposition of such common stock would be capital losses, the deductibility of which is subject to certain limitations. Additionally, if the participant ultimately forfeits the common stock, no deduction will be available to such participant with respect to any income inclusion that resulted from the Section 83(b) Election.

A Section 83(b) Election may not be available with respect to certain forms of awards. There can be no assurances as to whether the applicable tax rates will change or whether the value of the common stock will appreciate. A participant who purchases common stock subject to a substantial risk of forfeiture is urged to consult his or her personal tax advisor regarding the effects of a Section 83(b) Election.

For a discussion of the tax consequences applicable to us in connection with our executive compensation pursuant to Section 162(m) of the Code, see “Compensation Discussion and Analysis – Tax Deductibility of Compensation” above.

The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the 2016 Plan. This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2016 Plan are urged to consult a tax advisor as to the tax consequences of participation. The 2016 Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.

Plan Benefits

Because awards granted under the 2016 Plan will be made at the discretion of the Compensation Committee, the benefits that will be awarded under the 2016 Plan are not currently determinable.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2016 OMNIBUS INCENTIVE PLAN

GENERAL INFORMATION

Additional Information

A copy of our Annual Report on Form 10-K for the year ended December 31, 2015, excluding certain of the exhibits thereto, may be obtained by visiting our website at www.healthstream.com or may be obtained without charge by writing to HealthStream, Inc., Investor Relations Department, 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203 or by making an oral request by calling (615) 301-3237. We will furnish any exhibits to our Annual Report on Form 10-K upon the payment of fees equal to our reasonable expenses in furnishing such exhibits. The Company’s Annual Report on Form 10-K and various other filings also may be accessed in the “Corporate Governance” section of the Investors page of our website at www.healthstream.com, or at www.sec.gov.

Nashville, Tennessee

April 14, 2016

Appendix A

RECONCILIATION OF GAAP NET INCOME AND ADJUSTED EBITDA

This proxy statement presents information regarding adjusted EBITDA, a non-GAAP financial measure which is used by management in analyzing the Company’s financial results and ongoing operational performance.

In order to better assess the Company’s financial results, management believes that net income before interest, income taxes, share-based compensation, depreciation and amortization (“adjusted EBITDA) is a useful measure for evaluating the operating performance of the Company because adjusted EBITDA reflects net income adjusted for non-cash and non-operating items. We believe that adjusted EBITDA is also used by many investors to assess the Company’s results from current operations.

Adjusted EBITDA is a non-GAAP financial measure and should not be considered as a measure of financial performance under GAAP. Because adjusted EBITDA is not a measurement determined in accordance with GAAP, it is susceptible to varying calculations. Accordingly, adjusted EBITDA, as presented may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA should not be considered as a substitute for, or superior to, measures of financial performance which are prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliations of our GAAP net income to adjusted EBITDA, which is set forth below in this Appendix A.

(in 000’s)	2015	2014
GAAP net income	$8,621	$10,394
Interest income	(401)	(265)
Interest expense	188	56
Income tax provision	5,098	6,127
Stock based compensation expense	3,280	1,625
Depreciation and amortization	16,997	10,931

Adjusted EBITDA	$33,783	$28,868

Appendix B

2016 OMNIBUS INCENTIVE PLAN

See Attached.

HEALTHSTREAM, INC.

2016 OMNIBUS INCENTIVE PLAN

HEALTHSTREAM, INC.

2016 OMNIBUS INCENTIVE PLAN

Section 1. Purpose.

This plan shall be known as the “HealthStream, Inc. 2016 Omnibus Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of HealthStream, Inc. (the “Company”) and its shareholders by (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

2.2 “Award” means any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Performance Award, Other Stock-Based Award or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish or which are required by applicable legal requirements.

2.3 “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries or Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

2.6 “Change in Control” means, unless otherwise provided in the applicable Award Agreement, the happening of one of the following:

(a) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned Subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 50% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

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(b) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or similar transaction, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(c) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals who are Continuing Directors.

Notwithstanding the foregoing, (i) unless otherwise provided in an applicable Award Agreement, with respect to Awards constituting a “deferral of compensation” subject to Section 409A of the Code, solely for purposes of determining the timing of a payment subject to the Award Agreement, a Change in Control shall be limited to a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the U.S. Treasury Regulations, and (ii) no Award Agreement shall define a Change in Control in such a manner that a Change in Control would be deemed to occur prior to the actual consummation of the event or transaction that results in a change of control of the Company (e.g., upon the announcement, commencement, or stockholder approval of any event or transaction that, if completed, would result in a change in control of the Company).

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 “Committee” means a committee of the Board composed of not less than two Non-Employee Directors, each of whom shall be “independent” within the meaning of the listing standards of the Nasdaq Stock Market.

2.9 “Consultant” means any consultant to the Company or its Subsidiaries or Affiliates.

2.10 “Continuing Director” means, with respect to any period, any individuals (A) who were members of the board of directors or other equivalent governing body of the Company on the first day of such period, (B) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (C) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

2.11 “Covered Officer” means at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company or the taxable year of the Company in which the compensation attributable to such Award would otherwise be deductible by the Company, and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which the compensation attributable to such Award would otherwise be deductible by the Company.

2.12 “Director” means a member of the Board.

2.13 “Disability” means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan. With respect to Awards subject to Section 409A of the Code, unless otherwise defined in the applicable Award Agreement, the term “Disability” shall have the meaning set forth in Section 409A of the Code.

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2.14 “Early Retirement” means, unless otherwise provided in an Award Agreement, retirement with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

2.15 “Effective Date” has the meaning provided in Section 16.1 of the Plan.

2.16 “Employee” means a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.18 “Fair Market Value” with respect to the Shares, means, for purposes of a grant of an Award as of any date, (i) the reported closing sales price of the Shares on the Nasdaq Stock Market, or any other such market or exchange as is the principal trading market for the Shares, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported (or such other price based on actual trading on the applicable date that the Committee determines is appropriate) or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith and by the reasonable application of a reasonable valuation method (as applicable), by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date.

2.19 “Good Reason” means, unless otherwise provided in an Award Agreement, (i) a material reduction in a Participant’s position, authority, duties or responsibilities following a Change in Control as compared to such level immediately prior to a Change in Control, (ii) any material reduction in a Participant’s annual base salary as in effect immediately prior to a Change in Control; (iii) the relocation of the office at which the Participant is to perform the majority of his or her duties following a Change in Control to a location more than 30 miles from the location at which the Participant performed such duties prior to the Change in Control; or (iv) the failure by the Company or its successor to continue to provide the Participant with benefits substantially similar in aggregate value to those enjoyed by the Participant under any of the Company’s pension, life insurance, medical, health and accident or disability plans in which Participant was participating immediately prior to a Change in Control, unless the Participant is offered participation in other comparable benefit plans generally available to similarly situated employees of the Company or its successor after the Change in Control.

2.20 “Grant Price” means the price established at the time of grant of an SAR pursuant to Section 6 used to determine whether there is any payment due upon exercise of the SAR.

2.21 “Incentive Stock Option” means an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.22 “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

2.23 “Non-Qualified Stock Option” means an option to purchase Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.

2.24 “Normal Retirement” means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from active employment with the Company or any of its Subsidiaries or Affiliates on or after such Participant’s 65th birthday.

2.25 “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

2.26 “Option Price” means the purchase price payable to purchase one Share upon the exercise of an Option.

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2.27 “Other Stock-Based Award” means any Award granted under Sections 9 or 10 of the Plan. For purposes of the share counting provisions of Section 4.1 hereof, an Other Stock-Based Award that is not settled in cash shall be treated as (i) an Option Award if the amounts payable thereunder will be determined by reference to the appreciation of a Share, and (ii) a Restricted Share Award if the amounts payable thereunder will be determined by reference to the full value of a Share.

2.28 “Participant” means any Employee, Director, Consultant or other person who receives an Award under the Plan.

2.29 “Performance Award” means any Award granted under Section 8 of the Plan. For purposes of the share counting provisions of Section 4.1 hereof, a Performance Award that is not settled in cash shall be treated as (i) an Option Award if the amounts payable thereunder will be determined by reference to the appreciation of a Share, and (ii) a Restricted Share Award if the amounts payable thereunder will be determined by reference to the full value of a Share.

2.30 “Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

2.31 “Restricted Share” means any Share granted under Sections 7 to 10 of the Plan.

2.32 “Restricted Share Unit” means any unit granted under Sections 7 to 10 of the Plan.

2.33 “Retirement” means Normal Retirement or Early Retirement.

2.34 “SEC” means the Securities and Exchange Commission or any successor thereto.

2.35 “Section 16” means Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

2.36 “Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.

2.37 “Separation from Service” or “Separates from Service” shall have the meaning ascribed to such term pursuant to Section 409A of the Code and the regulations promulgated thereunder.

2.38 “Share Reserve” has the meaning set forth in Section 4.1 hereof.

2.39 “Shares” means shares of the common stock, no par value per share, of the Company.

2.40 “Specified Employee” has the meaning ascribed to such term pursuant to Section 409A of the Code and the regulations promulgated thereunder.

2.41 “Stock Appreciation Right” or “SAR” means a stock appreciation right granted under Sections 6, 8 or 10 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value of such Share on the date of exercise over the Grant Price.

2.42 “Subsidiary” means any Person (other than the Company) of which 50% or more of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

2.43 “Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

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2.44 “2000 Plan” means the HealthStream, Inc. 2000 Stock Incentive Plan, as amended.

2.45 “2010 Plan” means the HealthStream, Inc. 2010 Stock Incentive Plan.

Section 3. Administration.

3.1 Authority of Committee. The Plan shall be administered by a Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Non-Employee Directors, all references in the Plan to the Committee shall be deemed to be references to the Board to the extent (if any) that the Board approves any Awards to Non-Employee Directors. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion (and in accordance with Section 409A of the Code with respect to Awards subject thereto) to: (i) designate Participants; (ii) determine eligibility for participation in the Plan and decide all questions concerning eligibility for and the amount of Awards under the Plan; (iii) determine the type or types of Awards to be granted to a Participant; (iv) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (v) determine the timing, terms, and conditions of any Award; (vi) accelerate the time at which all or any part of an Award may be settled or exercised; (vii) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (viii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate; (x) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the Incentive Stock Option rules under Section 422 of the Code and the nonqualified deferred compensation rules under Section 409A of the Code, where applicable; (xi) make all determinations under the Plan concerning any Participant’s Separation from Service with the Company or a Subsidiary or Affiliate, including whether such separation occurs by reason of Cause, Good Reason, Disability, Retirement, or in connection with a Change in Control and whether a leave constitutes a Separation from Service; (xii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (xiii) except to the extent prohibited by Section 6.2 or any other provision of the Plan, amend or modify the terms of any Award at or after grant with or without the consent of the holder of the Award; (xiv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xv) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.

3.2 Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.3 Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.

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3.4 No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

Section 4. Shares Available For Awards.

4.1 Shares Available. Subject to the provisions of Section 4.2 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards after the Effective Date of this Plan is equal to (a) the sum of (i) 1,166,044 Shares plus (ii) the number of Shares available for grant under the 2010 Plan (333,956) as of March 31, 2016, less (b) one (1) Share for every Share that was subject to an option or stock appreciation right granted after March 31, 2016 under the 2010 Plan and one and one-half (1.5) Shares for every one (1) Share that was subject to an award other than an option or stock appreciation right granted after March 31, 2016 under the 2010 Plan (such aggregate amount being, the “Share Reserve”). For the avoidance of doubt, no further Awards shall be granted pursuant to the 2010 Plan after the Effective Date. The number of Shares with respect to which Incentive Stock Options may be granted shall be no more than 1,500,000. Each Share issued pursuant to an Option shall reduce the Share Reserve by one (1) share. Each Share subject to a redeemed portion of a SAR shall reduce the Share Reserve by one (1) Share. Each Share issued pursuant to a Restricted Stock Award or a Restricted Stock Unit Award shall reduce the Share Reserve by one and one-half (1.5) Shares. If any Award (or portion thereof) granted under this Plan shall expire, terminate, be settled in cash or otherwise be forfeited or canceled for any reason before it has vested or been exercised in full, the Shares subject to such Award shall, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for Awards under the Plan, in accordance with this Section 4.1. If any Award (or portion thereof) granted under the 2000 Plan or the 2010 Plan shall expire, terminate, be settled in cash or otherwise be forfeited or canceled for any reason before it has vested or been exercised in full, the Shares subject to such Award shall, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for Awards under the Plan, and the Share Reserve shall be increased, in accordance with this Section 4.1. Any Shares that again become available for grant pursuant to this Section shall be added back as (i) one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the 2000 Plan or the 2010 Plan, and (ii) as one and one-half (1.5) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under the 2000 Plan or the 2010 Plan. Notwithstanding the foregoing, the following Shares underlying any Award under the 2000 Plan, the 2010 Plan or the Plan will not again become available for Awards under the Plan: (1) Shares tendered or withheld in payment of the Option Price of an Option, (2) Shares tendered or withheld to satisfy any tax withholding obligation with respect to any Award, (3) Shares repurchased by the Company with proceeds received from the exercise of an Option, and (4) Shares subject to an SAR that are not issued in connection with the Share settlement of that SAR upon its exercise. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2 hereof, no Participant may receive Options or SARs under the Plan in any calendar year that, taken together, relate to more than 200,000 Shares.

4.2 Adjustments. Without limiting the Committee’s discretion as provided in Section 13 hereof, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property, and other than a normal cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Committee shall, in an equitable and proportionate manner as deemed appropriate by the Committee (and, as applicable, in such manner as is consistent with Sections 162(m), 422 and 409A of the Code and the regulations thereunder) either: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of Shares subject to any Award shall always be a whole number; (3) the grant or exercise price with respect to any Award under the Plan, and (4) the limits on the number of Shares or Awards that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award. Any such adjustments to outstanding Awards shall be effected in a manner that precludes the material enlargement of rights and benefits under such Awards.

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4.3 Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired company shall not reduce the Shares available for Awards under the Plan.

4.4 Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.

Section 5. Eligibility.

Any Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Non-Employee Directors shall only be eligible to receive Awards granted consistent with Section 10.

Section 6. Stock Options and Stock Appreciation Rights.

6.1 Grant. Subject to the provisions of the Plan and applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the Option Price or Grant Price, as applicable, and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The grant of an Option or SAR shall occur when the Committee by resolution, written consent or other appropriate action determines to grant such Option or SAR for a particular number of Shares to a particular Participant at a particular Option Price or Grant Price, as the case may be, or such later date as the Committee shall specify in such resolution, written consent or other appropriate action. The Committee shall have the authority to grant Incentive Stock Options and to grant Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. To the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in Section 422(d) of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

6.2 Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted and the Grant Price at the time each SAR is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than the Fair Market Value of a Share on the date of grant of such Option, and the Grant Price of an SAR may not be less than the Fair Market Value of a Share on the date of grant of such SAR. In the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.2 hereof in the form of Options or SARS, such grants shall have an Option Price (or Grant Price) per Share that is intended to maintain the economic value of the Award that was replaced or adjusted as determined by the Committee. Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, (ii) amend the terms of previously granted SARs to reduce the Grant Price of such SARs, (iii) cancel such Options in exchange for cash or a grant of either substitute Options with a lower Option Price than the cancelled Options, or any other Award, (iv) cancel such SARs in exchange for cash or a grant of either substitute SARs with a lower Grant Price than the cancelled SARs or any other Award, or (v) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market, or any other such market or exchange as is the principal trading market for the Shares, in each case without the approval of the Company’s shareholders.

6.3 Term. Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, but subject to Section 6.4(a) hereof, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.

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6.4 Exercise.

(a) Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine. An Award Agreement may provide that the period of time over which an Option, other than an Incentive Stock Option, or SAR may be exercised shall be automatically extended if on the scheduled expiration of such Award, the Participant’s exercise of such Award would violate applicable securities law; provided, however, that during the extended exercise period the Option or SAR may only be exercised to the extent such Award was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option or SAR first would no longer violate such laws.

(b) The Committee may impose such conditions with respect to the exercise of Options or SARs, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

(c) An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.

(d) Payment of the Option Price shall be made (i) in cash or cash equivalents, or, (ii) at the discretion of the Committee, by transfer, either actually or by attestation, to the Company of unencumbered Shares previously acquired by the Participant, valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, (iii) by a combination of (i) or (ii), or (iv) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, (x) a cashless (broker-assisted) exercise that complies with applicable laws or (y) withholding Shares (net-exercise) otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares. The Company reserves, at any and all times in the Company’s sole discretion, the right to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a method set forth in subsection (iv) above, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(e) At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

6.5 Separation from Service. Except as otherwise provided in the applicable Award Agreement, an Option or SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting such Award and ending on the date of exercise of such Award the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Separation from Service by the Participant. An Option or SAR shall cease to become exercisable upon a Separation from Service of the holder thereof. Notwithstanding the foregoing provisions of this Section 6.5 to the contrary, the Committee may determine in its discretion or any Award Agreement may provide that an Option or SAR may be exercised following any such Separation from Service, whether or not exercisable at the time of such separation; provided, however, that in no event

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may an Option or SAR be exercised after the latest expiration date of such Award specified in the applicable Award Agreement, except as provided in Section 6.4(a).

6.6 Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

Section 7. Restricted Shares And Restricted Share Units.

7.1 Grant.

(a) Subject to the provisions of the Plan and other applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

(b) Each Restricted Share and Restricted Share Unit Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Share or Restricted Share Unit Award. Such agreement shall set forth a period of time (not less than one year) during which the grantee must remain in the continuous employment (or other service-providing capacity) of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines or the Award Agreement so provides, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share and Restricted Share Unit Awards.

7.2 Delivery of Shares and Transfer Restrictions.

(a) At the time of a Restricted Share Award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Restricted Shares prior to the lapse of any transfer restrictions or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award, and confirmation and account statements sent to the Participant with respect to such book-entry Shares may bear the restrictive legend referenced in the preceding sentence. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Share Awards evidenced in such manner. The holding of Restricted Shares by the Company or such an agent, or the use of book entries to evidence the ownership of Restricted Shares, in accordance with this Section 7.2(a), shall not affect the rights of Participants as owners of the Restricted Shares awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the transfer restrictions.

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(b) Unless otherwise provided in the applicable Award Agreement, the grantee shall have all rights of a shareholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant or as provided in the applicable Award Agreement, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment (or other service-providing capacity) of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Restricted Share Units shall be subject to similar transfer restrictions as Restricted Share Awards, except that no Shares are actually awarded to a Participant who is granted Restricted Share Units on the date of grant, and such Participant shall have no rights of a stockholder with respect to such Restricted Share Units until the restrictions set forth in the applicable Award Agreement have lapsed.

7.3 Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be (or, in the case of book-entry Shares, such restrictions and restricted stock legend shall be removed from the confirmation and account statements delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in book-entry form).

7.4 Payment of Restricted Share Units. Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units may be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Unless otherwise provided in the applicable Award Agreement, the Participant shall be entitled to dividend equivalent rights with respect to vested Restricted Share Units. The amount of any such dividend equivalent right shall equal the amount that would be payable to the Participant as a stockholder in respect of a number of Shares equal to the number of vested Restricted Share Units then credited to the Participant, and, except as otherwise may be provided in any Award Agreement, any such dividend equivalent right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided, that no dividend equivalents shall be paid on Restricted Share Units that are not yet vested unless and only to the extent the underlying Restricted Share Units vest. Other than pursuant to Section 15.1 (but no transfers for considerations shall be permitted), Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of. In addition, except as otherwise determined by the Committee at or after grant or as may otherwise be provided in any Award Agreement, all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.

Section 8. Performance Awards.

8.1 Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares and Restricted Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

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8.2 Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

8.3 Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Separation from Service prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made, except as otherwise provided pursuant to any Award Agreement at or after grant. Notwithstanding the foregoing, except as otherwise provided in Section 11 hereof, the Committee may in its discretion, waive any performance goals and/or other terms and conditions relating to a Performance Award. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant, but no transfers for consideration shall be permitted.

Section 9. Other Stock-Based Awards.

The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 or 7 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

Section 10. Non-Employee Director Awards.

10.1 The Board and/or the Committee may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board and/or the Committee, be payable (either automatically or at the election of a Non-Employee Director) in the form of any Awards pursuant to the terms of the Plan, including any Award described in Sections 6, 7 and 9 above, including unrestricted Shares. The Board and/or the Committee shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

10.2 Notwithstanding anything herein to the contrary, the aggregate value of all compensation paid or granted, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including equity Awards granted and cash fees paid by the Company to such Non-Employee Director, shall not exceed three hundred thousand dollars ($300,000) in value, calculating the value of any equity Awards granted during such calendar year based on the grant date fair value of such Awards for financial reporting purposes. The Board and/or the Committee may make exceptions to the applicable limit in this Section 10.2 for individual Non-Employee Directors in extraordinary circumstances, such as where any such individual Non-Employee Directors are serving on a special litigation or transactions committee of the Board, as the Board and/or Committee may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation involving such Non-Employee Director.

Section 11. Provisions Applicable To Covered Officers and Performance Awards.

11.1 Notwithstanding anything in the Plan to the contrary, unless the Committee determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 11.

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11.2 The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit, business segment or division financial performance measures:

(a)	earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;

(b)	operating (or gross) income or profit;

(c)	operating efficiencies;

(d)	return on equity, assets, capital, capital employed or investment;

(e)	after tax operating income;

(f)	net income;

(g)	earnings or book value per Share;

(h)	financial ratios;

(i)	cash flow(s);

(j)	total sales or revenues or sales or revenues per employee;

(k)	production (separate work units or SWUs);

(l)	stock price or total shareholder return;

(m)	dividends;

(n)	debt or cost reduction;

(o)	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals (including, without limitation, developmental, strategic or manufacturing milestones of products or projects in development, execution of contracts with current or prospective customers and development of business expansion strategies) and goals relating to acquisitions, joint ventures or collaborations or divestitures; or

(p)	any combination thereof.

Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or Shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 11.2 to exclude any of the following events that occurs during a performance period: (i) asset impairments or write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any items that are “unusual in nature” or “infrequently occurring” within the meaning of generally accepted accounting principles other extraordinary items that are included within management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (vi) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action, (vii) any other event either not directly related to the operations of the

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Company or not within the reasonable control of the Company’s management, and (viii) any other similar item or event selected by the Committee in its discretion; provided that the Committee commits to make any such adjustments within the 90 day period set forth in Section 11.4.

11.3 With respect to any Covered Officer, the maximum annual number of Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 150,000 and the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $1,500,000.

11.4 To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant in its sole discretion to the assessment of individual or corporate performance for the performance period.

11.5 Unless otherwise determined by the Committee, if any provision of the Plan or any Award Agreement relating to a Performance Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Performance Award upon the attainment of the performance criteria established by the Committee.

Section 12. Separation from Service.

The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a Separation from Service with the Company, its Subsidiaries and Affiliates, including a separation from the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability, or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe. References in this Plan to “termination of employment” or similar terms shall be interpreted to mean a “Separation from Service.”

Section 13. Change in Control.

13.1 Certain Terminations. Unless otherwise provided by the Committee, or in an Award Agreement or by a contractual agreement between the Company and a Participant, if, within one year following a Change in Control, a Participant Separates from Service with the Company (or its successor) by reason of (a) death; (b) Disability; (c) Normal Retirement or Early Retirement; (d) for Good Reason by the Participant; or (e) involuntary termination by the Company for any reason other than for Cause, all outstanding Awards of such Participant shall vest, become immediately exercisable and payable and have all restrictions lifted. For purposes of an Award subject to Section 409A of the Code, Good Reason shall exist only if (i) the Participant notifies the Company of the event establishing Good Reason within 90 days of its initial existence, (ii) the Company is provided 30 days to cure such event and (iii) the Participant Separates from Service with the Company (or its successor) within 180 days of the initial occurrence of the event.

13.2 Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement, or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions (if any), including termination of the Participant’s service prior to, upon, or following such Change in Control, to such extent as the Committee

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may determine or the Award Agreement may provide. In the event of a Change of Control, and without the consent of any Participant, the Committee may, in its discretion, provide that for a period of at least fifteen (15) days prior to the Change in Control, any Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Stock Options or Stock Appreciation Rights shall terminate and be of no further force and effect.

13.3 Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award (which payment may, for the avoidance of doubt, be $0, in the event the per share exercise or purchase price of an Award is greater than the per share consideration in connection with the Change in Control). In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any), if any, shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.4 Performance Awards. The Committee may provide, in its discretion, or any Award Agreement may provide, that in the event of a Change in Control, (i) any outstanding Performance Awards relating to performance periods ending prior to the Change in Control which have been earned but not paid shall become immediately payable, (ii) all then-in-progress performance periods for Performance Awards that are outstanding shall end, and either (A) any or all Participants shall be deemed to have earned an award equal to the relevant target award opportunity for the performance period in question, or (B) at the Committee’s discretion, the Committee shall determine the extent to which performance criteria have been met with respect to each such Performance Award, if at all, and (iii) the Company shall cause to be paid to each Participant such partial or full Performance Awards, in cash, Shares or other property as determined by the Committee, within thirty (30) days of such Change in Control, based on the Change in Control consideration, which amount may be zero if applicable. Notwithstanding the foregoing, any Award Agreement with respect to Performance Awards may include terms in relation to the impact of a Change in Control on Performance Awards as the Committee may determine.

Section 14. Amendment and Termination; Recoupment of Awards.

14.1 Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement (including the rules and regulations of the Nasdaq Stock Market) for which or with which the Board deems it necessary or desirable to comply.

14.2 Amendments to Awards. Subject to the restrictions of Section 6.2 and Section 11.5, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively in time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

14.3 Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles.

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14.4 Recoupment of Awards. Any Award granted pursuant to this Plan shall be subject to mandatory repayment by the Participant to the Company (i) to the extent set forth in any Award Agreement, (ii) to the extent provided in the Company’s Compensation Recoupment Policy, as it may be amended from time to time, (iii) to the extent that Participant in the future becomes subject to any other recoupment or “clawback” policy hereafter adopted by the Company, including any such policy or amended policy adopted by the Company to comply with the requirements of any applicable laws, rules or regulations, including pursuant to final SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or (iv) to the extent provided under any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws, including the Sarbanes-Oxley Act of 2002.

Section 15. General Provisions.

15.1 Limited Transferability of Awards. Except as otherwise provided in the Plan, an Award Agreement or by the Committee at or after grant, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer. Notwithstanding anything contained herein to the contrary, no transfer of an Award for value shall be permitted under the Plan.

15.2 Dividend Equivalents. Subject to Section 4.2, no dividend equivalent rights shall be granted with respect to stock options or SARs, but in the sole and complete discretion of the Committee, an Award (other than options or SARs) may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards. Notwithstanding the foregoing, with respect to an Award subject to Section 409A of the Code, the payment, deferral or crediting of any dividends or dividend equivalents shall conform to the requirements of Section 409A of the Code and such requirements shall be specified in writing.

15.3. Compliance with Section 409A of the Code. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In the event that it is reasonably determined by the Board or Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code; which, if the Participant is a “specified employee” within the meaning of the Section 409A, shall be the first day following the six-month period beginning on the date of Participant’s termination of employment. Unless otherwise provided in an Award Agreement or other document governing the issuance of such Award, payment of any Performance Award intended to qualify as a “short term deferral” within the meaning of Section 1.409A-1(b)(4)(i) of the U.S. Treasury Regulations shall be made between the first day following the close of the applicable Performance Period and the last day of the “applicable 2 1⁄2 month period” as defined therein. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the

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Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

15.4 No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.

15.5 Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.6 Tax Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award. Without limiting the generality of the foregoing, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required federal, state local and foreign withholding obligations using the minimum statutory withholding rates for federal, state, local and/or foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

15.7 Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

15.8 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Shares, Restricted Share Units, Other Stock-Based Awards or other types of Awards provided for hereunder.

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15.9 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.

15.10 No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Shares.

15.11 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Tennessee without giving effect to conflicts of laws principles.

15.12 Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

15.13 Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

15.14 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

15.15 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.16 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 16. Term of the Plan.

16.1 Effective Date. The Plan shall be effective as of May 26, 2016 (the “Effective Date”) provided it has been approved by the Company’s shareholders.

16.2 Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

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Directions to:

209 10th Avenue South, Suite 450

Nashville, Tennessee 37203

From the South:

Take Interstate 65 North. Take exit 209B for Demonbreun Street. Turn right onto Demonbreun Street. Turn right onto 10th Avenue South. Our offices will be located on your right-hand side.

From the North:

Take Interstate 65 South. Continue onto Interstate 24 East. Take Exit 50B to merge onto Interstate 40 West. Take exit 209B for Demonbreun Street. Turn right onto Demonbreun Street. Turn right onto 10th Avenue South. Our offices will be located on your right-hand side.

From the West:

Take Interstate 40 East. Take exit 208A to merge onto Interstate 65 South. Take exit 209B for Demonbreun Street. Turn left onto Demonbreun Street. Turn right onto 10th Avenue South. Our offices will be located on your right-hand side.

From the East/Nashville International Airport:

Take Interstate 40 West. Take exit 209B for Demonbreun Street. Turn right onto Demonbreun Street. Turn right onto 10th Avenue South. Our offices will be located on your right-hand side.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 25th, 2016.
Vote by Internet
• Go to www.investorvote.com/HSTM
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	The Board of Directors recommends a vote “FOR” the election of each of the nominees for director listed in Proposal 1 below, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4.

1.	To elect the four (4) nominees as Class I directors to the Board of Directors until the 2019 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:	01 - Thompson S. Dent - Class I 03 - William W. Stead, M.D. - Class I	02 - Dale Polley - Class I 04 - Deborah Taylor Tate - Class I	+

				01	02	03	04
☐	Mark here to vote FOR all nominees	☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐
☐	Mark here to WITHHOLD vote from all nominees

		For	Against	Abstain			For	Against	Abstain
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐	3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐
		For	Against	Abstain
4.	To approve the 2016 Omnibus Incentive Plan.	☐	☐	☐	5.	To vote in accordance with their best judgment with respect to any other matters which may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This Proxy should be marked, dated, and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

02C6PB

Important notice regarding the Internet availability

of proxy materials for the Shareholder Meeting to be held on May 26, 2016.

The Proxy Statement, Annual Report & Form 10-K are available at:

www.edocumentview.com/HSTM

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — HealthStream, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF HEALTHSTREAM, INC.

The undersigned shareholder(s) of HealthStream, Inc., a Tennessee corporation, hereby acknowledges receipt of the Notice of 2016 Annual Meeting of Shareholders and Proxy Statement, each dated April 11, 2016, and hereby appoints Robert A. Frist, Jr. and Gerard M. Hayden, Jr., and each of them, proxies and attorneys in fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2016 Annual Meeting of Shareholders of HealthStream, Inc. to be held on Thursday, May 26, 2016 at 2:00 p.m. Central Daylight Time, at 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth herein.

This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder(s). If no direction is made, it will be voted FOR the proposals set forth herein and as the proxies deem advisable on such other matters as may come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

(Items to be voted appear on reverse side.)